EXHIBIT 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Dear Investor,

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) because in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than a $13 million after-tax expense recorded in the second quarter of 2013 related to restructuring costs. In June 2013, the company announced an expense reduction plan as it continues to work on improving the operating performance of the businesses resulting in a pre-tax non-operating charge of $20 million reflecting severance, outplacement and other associated costs. This plan eliminated approximately 400 positions, including 150 open positions that will not be filled, and will reduce related information technology and program spend.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 70 through 73 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/ deposits, premium equivalents, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

Management regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,665	$11,547	$11,398	$11,291	$11,158
Total accumulated other comprehensive income	2,939	3,142	4,824	5,202	5,223

Total Genworth Financial, Inc.’s stockholders’ equity	$14,604	$14,689	$16,222	$16,493	$16,381

Book value per common share	$29.55	$29.76	$32.90	$33.53	$33.31
Book value per common share, excluding accumulated other comprehensive income	$23.60	$23.39	$23.11	$22.95	$22.69
Common shares outstanding as of the balance sheet date	494.2	493.6	493.1	491.9	491.8

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
GAAP Basis ROE	4.6%	4.0%	3.4%	2.9%	2.7%
Operating ROE(1)	4.9%	4.9%	4.4%	3.2%	2.8%

	Three months ended
Quarterly Average ROE	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
GAAP Basis ROE	3.7%	4.9%	3.6%	6.0%	1.3%
Operating ROE(1)	4.1%	4.6%	5.3%	5.7%	4.0%

Basic and Diluted Shares	Three months ended September 30, 2013	Nine months ended September 30, 2013
Weighted-average shares used in basic earnings per common share calculations	494.0	493.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	5.3	4.6

Weighted-average shares used in diluted earnings per common share calculations	499.3	497.9

(1)	See page 70 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Third Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,291	$1,286	$1,261	$3,838	$1,320	$1,313	$1,302	$1,106	$5,041
Net investment income	801	821	814	2,436	840	825	846	832	3,343
Net investment gains (losses)	(23)	21	(61)	(63)	14	9	(33)	37	27
Insurance and investment product fees and other	248	243	289	780	293	309	287	340	1,229

Total revenues	2,317	2,371	2,303	6,991	2,467	2,456	2,402	2,315	9,640

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,169	1,269	1,201	3,639	1,401	1,363	1,382	1,232	5,378
Interest credited	184	184	184	552	193	193	194	195	775
Acquisition and operating expenses, net of deferrals	407	413	433	1,253	272	443	439	440	1,594
Amortization of deferred acquisition costs and intangibles	182	137	122	441	144	160	147	271	722
Goodwill impairment	—	—	—	—	—	89	—	—	89
Interest expense	124	121	126	371	124	126	131	95	476

Total benefits and expenses	2,066	2,124	2,066	6,256	2,134	2,374	2,293	2,233	9,034

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	251	247	237	735	333	82	109	82	606
Provision for income taxes	105	73	76	254	73	23	27	15	138

INCOME FROM CONTINUING OPERATIONS	146	174	161	481	260	59	82	67	468
Income (loss) from discontinued operations, net of taxes(1)	2	6	(20)	(12)	6	12	27	12	57

NET INCOME	148	180	141	469	266	71	109	79	525
Less: net income attributable to noncontrolling interests	40	39	38	117	98	36	33	33	200

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$108	$141	$103	$352	$168	$35	$76	$46	$325

Earnings Per Share Data:

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.21	$0.27	$0.25	$0.74	$0.33	$0.05	$0.10	$0.07	$0.55
Diluted	$0.21	$0.27	$0.25	$0.73	$0.33	$0.05	$0.10	$0.07	$0.54

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.22	$0.29	$0.21	$0.71	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.22	$0.28	$0.21	$0.71	$0.34	$0.07	$0.16	$0.09	$0.66

Weighted-average shares outstanding
Basic	494.0	493.4	492.5	493.3	491.9	491.7	491.5	491.2	491.6
Diluted	499.3	497.5	496.8	497.9	493.9	493.9	493.9	495.7	494.4

(1)	Income from discontinued operations related to the wealth management business, which was sold on August 30, 2013. Refer to page 61 for operating results of discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$54	$27	$36	$117	$49	$22	$30	$6	$107
Long-Term Care	41	26	20	87	7	45	14	35	101
Fixed Annuities	16	26	29	71	20	19	20	23	82

Total U.S. Life Insurance segment	111	79	85	275	76	86	64	64	290

Total U.S. Life Insurance Division	111	79	85	275	76	86	64	64	290

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	41	43	42	126	114	42	41	37	234
Australia	61	55	46	162	62	57	44	(21)	142
Other Countries	(12)	(9)	(7)	(28)	(11)	(5)	(9)	(9)	(34)

Total International Mortgage Insurance segment	90	89	81	260	165	94	76	7	342
U.S. Mortgage Insurance segment	(3)	13	21	31	(32)	(37)	(25)	(44)	(138)

Total Global Mortgage Insurance Division	87	102	102	291	133	57	51	(37)	204

Corporate and Other Division
International Protection segment	4	1	6	11	8	8	3	5	24
Runoff segment	25	6	16	47	8	9	(6)	35	46
Corporate and Other	(108)	(55)	(58)	(221)	(65)	(49)	(45)	(50)	(209)

Total Corporate and Other Division	(79)	(48)	(36)	(163)	(49)	(32)	(48)	(10)	(139)

NET OPERATING INCOME	119	133	151	403	160	111	67	17	355

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments	(13)	15	(28)	(26)	2	(2)	(18)	17	(1)
Goodwill impairment, net of taxes	—	—	—	—	—	(86)	—	—	(86)
Expenses related to restructuring, net of taxes	—	(13)	—	(13)	—	—	—	—	—
Income (loss) from discontinued operations, net of taxes	2	6	(20)	(12)	6	12	27	12	57

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	108	141	103	352	168	35	76	46	325
Add: net income attributable to noncontrolling interests	40	39	38	117	98	36	33	33	200

NET INCOME	$148	$180	$141	$469	$266	$71	$109	$79	$525

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.22	$0.29	$0.21	$0.71	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.22	$0.28	$0.21	$0.71	$0.34	$0.07	$0.16	$0.09	$0.66

Net operating income per common share
Basic	$0.24	$0.27	$0.31	$0.82	$0.32	$0.23	$0.14	$0.03	$0.72
Diluted	$0.24	$0.27	$0.30	$0.81	$0.32	$0.22	$0.14	$0.03	$0.72

Weighted-average shares outstanding
Basic	494.0	493.4	492.5	493.3	491.9	491.7	491.5	491.2	491.6
Diluted	499.3	497.5	496.8	497.9	493.9	493.9	493.9	495.7	494.4

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$59,086	$58,008	$61,082	$62,161	$62,214
Equity securities available-for-sale, at fair value	379	411	490	518	524
Commercial mortgage loans	5,858	5,831	5,866	5,872	5,861
Restricted commercial mortgage loans related to securitization entities	290	309	324	341	359
Policy loans	1,668	1,671	1,606	1,601	1,626
Other invested assets	1,826	1,976	2,982	3,493	3,906
Restricted other invested assets related to securitization entities	392	392	399	393	393

Total investments	69,499	68,598	72,749	74,379	74,883
Cash and cash equivalents	3,554	3,613	3,797	3,632	3,720
Accrued investment income	705	639	769	715	746
Deferred acquisition costs	5,256	5,237	5,050	5,036	5,020
Intangible assets	404	433	346	366	375
Goodwill	867	867	868	868	868
Reinsurance recoverable	17,224	17,236	17,211	17,230	17,195
Other assets	668	704	706	710	975
Separate account assets	9,957	9,806	10,140	9,937	10,166
Assets associated with discontinued operations(1)	—	443	439	439	439

Total assets	$108,134	$107,576	$112,075	$113,312	$114,387

(1)

The assets associated with discontinued operations prior to the sale on August 30, 2013 have been segregated in the consolidated balance sheets. The major assets categories for discontinued operations were as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
ASSETS
Other invested assets	$—	$10	$10	$10	$10
Cash and cash equivalents	—	24	22	21	21
Intangible assets	—	118	116	115	113
Goodwill	—	247	247	260	260
Other assets	—	44	44	33	35

Assets associated with discontinued operations	$—	$443	$439	$439	$439

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,612	$33,437	$33,601	$33,505	$33,221
Policyholder account balances	25,266	24,935	25,886	26,262	26,449
Liability for policy and contract claims	7,271	7,302	7,343	7,509	7,545
Unearned premiums	4,160	4,022	4,193	4,333	4,291
Other liabilities	4,607	4,629	5,028	5,239	6,094
Borrowings related to securitization entities	297	317	329	336	353
Non-recourse funding obligations	2,046	2,054	2,062	2,066	2,325
Long-term borrowings	4,780	4,720	4,766	4,776	4,880
Deferred tax liability	293	369	1,132	1,507	1,406
Separate account liabilities	9,957	9,806	10,140	9,937	10,166
Liabilities associated with discontinued operations(1)	—	83	86	61	56

Total liabilities	92,289	91,674	94,566	95,531	96,786

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,149	12,139	12,131	12,127	12,162

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	1,106	1,296	2,471	2,692	2,641
Net unrealized gains (losses) on other-than-temporarily impaired securities	3	(2)	(28)	(54)	(88)

Net unrealized investment gains (losses)	1,109	1,294	2,443	2,638	2,553

Derivatives qualifying as hedges	1,442	1,581	1,799	1,909	2,011
Foreign currency translation and other adjustments	388	267	582	655	659

Total accumulated other comprehensive income	2,939	3,142	4,824	5,202	5,223
Retained earnings	2,215	2,107	1,966	1,863	1,695
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,604	14,689	16,222	16,493	16,381
Noncontrolling interests	1,241	1,213	1,287	1,288	1,220

Total stockholders’ equity	15,845	15,902	17,509	17,781	17,601

Total liabilities and stockholders’ equity	$108,134	$107,576	$112,075	$113,312	$114,387

(1)

The liabilities associated with discontinued operations prior to the sale on August 30, 2013 have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
LIABILITIES
Other liabilities	$—	$67	$70	$48	$49
Deferred tax liability	—	16	16	13	7

Liabilities associated with discontinued operations	$—	$83	$86	$61	$56

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$54,853	$9,100	$1,922	$1,661	$2,846	$3,376	$73,758
Deferred acquisition costs and intangible assets	5,646	205	20	264	384	8	6,527
Reinsurance recoverable	16,227	20	58	29	890	—	17,224
Deferred tax and other assets	268	99	43	141	61	56	668
Separate account assets	—	—	—	—	9,957	—	9,957

Total assets	$76,994	$9,424	$2,043	$2,095	$14,138	$3,440	$108,134

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,607	$—	$—	$—	$5	$—	$33,612
Policyholder account balances	21,732	—	—	16	3,518	—	25,266
Liability for policy and contract claims	5,108	451	1,587	107	18	—	7,271
Unearned premiums	617	2,887	123	524	9	—	4,160
Non-recourse funding obligations	2,076	—	—	—	—	(30)	2,046
Deferred tax and other liabilities	4,250	334	(829)	463	(83)	765	4,900
Borrowings and capital securities	—	544	—	—	11	4,522	5,077
Separate account liabilities	—	—	—	—	9,957	—	9,957

Total liabilities	67,390	4,216	881	1,110	13,435	5,257	92,289

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,185	3,436	1,160	937	738	(1,791)	11,665
Allocated accumulated other comprehensive income (loss)	2,419	531	2	48	(35)	(26)	2,939

Total Genworth Financial, Inc.’s stockholders’ equity	9,604	3,967	1,162	985	703	(1,817)	14,604
Noncontrolling interests	—	1,241	—	—	—	—	1,241

Total stockholders’ equity	9,604	5,208	1,162	985	703	(1,817)	15,845

Total liabilities and stockholders’ equity	$76,994	$9,424	$2,043	$2,095	$14,138	$3,440	$108,134

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$54,416	$8,837	$2,028	$1,587	$2,962	$3,020	$72,850
Deferred acquisition costs and intangible assets	5,667	202	19	256	364	29	6,537
Reinsurance recoverable	16,226	18	64	28	900	—	17,236
Deferred tax and other assets	357	105	47	146	33	16	704
Separate account assets	—	—	—	—	9,806	—	9,806
Assets associated with discontinued operations	—	—	—	—	—	443	443

Total assets	$76,666	$9,162	$2,158	$2,017	$14,065	$3,508	$107,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,431	$—	$—	$—	$6	$—	$33,437
Policyholder account balances	21,323	—	—	15	3,597	—	24,935
Liability for policy and contract claims	5,042	442	1,696	103	19	—	7,302
Unearned premiums	603	2,780	120	509	10	—	4,022
Non-recourse funding obligations	2,084	—	—	—	—	(30)	2,054
Deferred tax and other liabilities	4,145	349	(828)	435	(79)	976	4,998
Borrowings and capital securities	—	532	—	—	10	4,495	5,037
Separate account liabilities	—	—	—	—	9,806	—	9,806
Liabilities associated with discontinued operations	—	—	—	—	—	83	83

Total liabilities	66,628	4,103	988	1,062	13,369	5,524	91,674

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,283	3,394	1,162	943	747	(1,982)	11,547
Allocated accumulated other comprehensive income (loss)	2,755	452	8	12	(51)	(34)	3,142

Total Genworth Financial, Inc.’s stockholders’ equity	10,038	3,846	1,170	955	696	(2,016)	14,689
Noncontrolling interests	—	1,213	—	—	—	—	1,213

Total stockholders’ equity	10,038	5,059	1,170	955	696	(2,016)	15,902

Total liabilities and stockholders’ equity	$76,666	$9,162	$2,158	$2,017	$14,065	$3,508	$107,576

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(1)	Corporate and Other	Total
Unamortized balance as of June 30, 2013	$4,707	$149	$11	$232	$344	$—	$5,443
Costs deferred	79	15	2	24	—	—	120
Amortization, net of interest accretion	(97)	(12)	(1)	(24)	(1)	—	(135)
Impact of foreign currency translation	—	4	—	7	—	—	11

Unamortized balance as of September 30, 2013	4,689	156	12	239	343	—	5,439
Effect of accumulated net unrealized investment (gains) losses	(182)	—	—	—	(1)	—	(183)

Balance as of September 30, 2013	$4,507	$156	$12	$239	$342	$—	$5,256

(1)	Amortization, net of interest accretion, included $6 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$751	$738	$707	$2,196	$759	$754	$733	$543	$2,789
Net investment income	650	658	638	1,946	661	644	651	638	2,594
Net investment gains (losses)	(6)	17	(12)	(1)	8	7	(21)	(2)	(8)
Insurance and investment product fees and other	192	190	188	570	199	221	192	263	875

Total revenues	1,587	1,603	1,521	4,711	1,627	1,626	1,555	1,442	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	924	1,041	974	2,939	1,075	1,051	1,038	786	3,950
Interest credited	156	155	152	463	161	160	160	162	643
Acquisition and operating expenses, net of deferrals	154	177	163	494	169	170	169	169	677
Amortization of deferred acquisition costs and intangibles	139	80	87	306	78	94	82	223	477
Interest expense	25	24	23	72	26	24	24	12	86

Total benefits and expenses	1,398	1,477	1,399	4,274	1,509	1,499	1,473	1,352	5,833

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	189	126	122	437	118	127	82	90	417
Provision for income taxes	82	46	45	173	40	42	29	32	143

INCOME FROM CONTINUING OPERATIONS	107	80	77	264	78	85	53	58	274
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	(10)	8	2	(2)	1	11	6	16
Expenses related to restructuring, net of taxes	—	9	—	9	—	—	—	—	—

NET OPERATING INCOME	$111	$79	$85	$275	$76	$86	$64	$64	$290

Effective tax rate (operating income)(1)	43.0%	37.1%	36.4%	39.4%	32.7%	32.4%	36.1%	35.6%	34.1%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended September 30, 2013	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$166	$564	$21	$751	$751
Net investment income	138	282	230	650	650
Net investment gains (losses)	—	(2)	(4)	(6)	(6)
Insurance and investment product fees and other	188	2	2	192	192

Total revenues	492	846	249	1,587	1,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	160	659	105	924	924
Interest credited	68	—	88	156	156
Acquisition and operating expenses, net of deferrals	47	90	17	154	154
Amortization of deferred acquisition costs and intangibles	88	31	20	139	139
Interest expense	25	—	—	25	25

Total benefits and expenses	388	780	230	1,398	1,398

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	104	66	19	189	189
Provision for income taxes	50	26	6	82	82

INCOME FROM CONTINUING OPERATIONS	54	40	13	107	107

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	3	4	4

NET OPERATING INCOME	$54	$41	$16	$111	$111

Effective tax rate (operating income)	47.5%	38.6%	35.4%	43.0%	43.0%

	U.S. Life Insurance Segment
Three months ended September 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$187	$541	$26	$754	$754
Net investment income	129	266	249	644	644
Net investment gains (losses)	(2)	1	8	7	7
Insurance and investment product fees and other	219	1	1	221	221

Total revenues	533	809	284	1,626	1,626

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	313	625	113	1,051	1,051
Interest credited	66	—	94	160	160
Acquisition and operating expenses, net of deferrals	51	100	19	170	170
Amortization of deferred acquisition costs and intangibles	49	19	26	94	94
Interest expense	24	—	—	24	24

Total benefits and expenses	503	744	252	1,499	1,499

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	30	65	32	127	127
Provision for income taxes	10	20	12	42	42

INCOME FROM CONTINUING OPERATIONS	20	45	20	85	85

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	—	(1)	1	1

NET OPERATING INCOME	$22	$45	$19	$86	$86

Effective tax rate (operating income)	32.8%	30.9%	35.4%	32.4%	32.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Nine months ended September 30, 2013	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$520	$1,627	$49	$2,196	$2,196
Net investment income	402	823	721	1,946	1,946
Net investment gains (losses)	5	(7)	1	(1)	(1)
Insurance and investment product fees and other	561	4	5	570	570

Total revenues	1,488	2,447	776	4,711	4,711

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	704	1,950	285	2,939	2,939
Interest credited	200	—	263	463	463
Acquisition and operating expenses, net of deferrals	147	291	56	494	494
Amortization of deferred acquisition costs and intangibles	161	80	65	306	306
Interest expense	72	—	—	72	72

Total benefits and expenses	1,284	2,321	669	4,274	4,274

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	204	126	107	437	437
Provision for income taxes	86	49	38	173	173

INCOME FROM CONTINUING OPERATIONS	118	77	69	264	264

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	4	1	2	2
Expenses related to restructuring, net of taxes	2	6	1	9	9

NET OPERATING INCOME	$117	$87	$71	$275	$275

Effective tax rate (operating income)	42.0%	38.4%	35.8%	39.4%	39.4%

	U.S. Life Insurance Segment
Nine months ended September 30, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$365	$1,591	$74	$2,030	$2,030
Net investment income	388	787	758	1,933	1,933
Net investment gains (losses)	(16)	(1)	1	(16)	(16)
Insurance and investment product fees and other	667	4	5	676	676

Total revenues	1,404	2,381	838	4,623	4,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	659	1,880	336	2,875	2,875
Interest credited	196	—	286	482	482
Acquisition and operating expenses, net of deferrals	161	294	53	508	508
Amortization of deferred acquisition costs and intangibles	258	65	76	399	399
Interest expense	59	1	—	60	60

Total benefits and expenses	1,333	2,240	751	4,324	4,324

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	71	141	87	299	299
Provision for income taxes	24	48	31	103	103

INCOME FROM CONTINUING OPERATIONS	47	93	56	196	196

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	11	1	6	18	18

NET OPERATING INCOME	$58	$94	$62	$214	$214

Effective tax rate (operating income)	34.0%	34.3%	35.4%	34.5%	34.5%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q(1)	2Q	1Q(2)	Total
REVENUES:
Premiums	$166	$173	$181	$520	$177	$187	$189	$(11)	$542
Net investment income	138	133	131	402	137	129	130	129	525
Net investment gains (losses)	—	9	(4)	5	10	(2)	(9)	(5)	(6)
Insurance and investment product fees and other	188	187	186	561	198	219	188	260	865

Total revenues	492	502	494	1,488	522	533	498	373	1,926

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	160	280	264	704	264	313	281	65	923
Interest credited	68	68	64	200	69	66	65	65	265
Acquisition and operating expenses, net of deferrals	47	50	50	147	44	51	55	55	205
Amortization of deferred acquisition costs and intangibles	88	33	40	161	35	49	37	172	293
Interest expense	25	24	23	72	25	24	23	12	84

Total benefits and expenses	388	455	441	1,284	437	503	461	369	1,770

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	104	47	53	204	85	30	37	4	156
Provision for income taxes	50	16	20	86	30	10	13	1	54

INCOME FROM CONTINUING OPERATIONS	54	31	33	118	55	20	24	3	102

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(6)	3	(3)	(6)	2	6	3	5
Expenses related to restructuring, net of taxes	—	2	—	2	—	—	—	—	—

NET OPERATING INCOME	$54	$27	$36	$117	$49	$22	$30	$6	$107

Effective tax rate (operating income)	47.5%	34.4%	37.6%	42.0%	34.9%	32.8%	35.7%	30.3%	34.4%

SALES:
Sales by Product:
Term Life	$5	$4	$4	$13	$—	$1	$—	$—	$1
Term Universal Life	—	—	1	1	11	19	32	31	93
Universal Life	5	5	9	19	17	15	19	16	67
Linked-Benefits	2	3	2	7	3	3	3	3	12

Total Sales	$12	$12	$16	$40	$31	$38	$54	$50	$173

Sales by Distribution Channel:
Financial Intermediaries	$—	$1	$1	$2	$1	$2	$1	$2	$6
Independent Producers	12	10	15	37	30	35	52	48	165
Dedicated Sales Specialist	—	1	—	1	—	1	1	—	2

Total Sales	$12	$12	$16	$40	$31	$38	$54	$50	$173

(1)

In the third quarter of 2012, as part of a life block transaction, the company repurchased $270 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $21 million. The company also recorded higher after-tax deferred acquisition costs (DAC) amortization of approximately $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million.

(2)

In January 2012, as part of a life block transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Life Insurance In-Force

(amounts in millions)

	2013			2012
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$335,039	$336,008	$338,014	$340,394	$382,735	$387,333	$391,870
Life insurance in-force before reinsurance	$525,171	$528,874	$534,194	$539,317	$546,829	$554,019	$561,186

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$133,500	$134,868	$136,222	$137,359	$133,846	$119,687	$112,906
Life insurance in-force before reinsurance	$134,555	$135,937	$137,297	$138,436	$134,921	$127,640	$113,737

Universal Life Insurance
Life insurance in-force, net of reinsurance	$43,447	$43,773	$44,051	$44,129	$43,523	$43,232	$42,734
Life insurance in-force before reinsurance	$50,203	$50,558	$50,906	$50,954	$50,364	$50,083	$49,527

Total Life Insurance
Life insurance in-force, net of reinsurance	$511,986	$514,649	$518,287	$521,882	$560,104	$550,252	$547,510
Life insurance in-force before reinsurance	$709,929	$715,369	$722,397	$728,707	$732,114	$731,742	$724,450

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$564	$550	$513	$1,627	$552	$541	$529	$521	$2,143
Net investment income	282	277	264	823	273	266	266	255	1,060
Net investment gains (losses)	(2)	(2)	(3)	(7)	1	1	—	(2)	—
Insurance and investment product fees and other	2	1	1	4	—	1	2	1	4

Total revenues	846	826	775	2,447	826	809	797	775	3,207

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	659	663	628	1,950	694	625	654	601	2,574
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	90	107	94	291	105	100	96	98	399
Amortization of deferred acquisition costs and intangibles	31	24	25	80	17	19	24	22	82
Interest expense	—	—	—	—	1	—	1	—	2

Total benefits and expenses	780	794	747	2,321	817	744	775	721	3,057

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	66	32	28	126	9	65	22	54	150
Provision for income taxes	26	13	10	49	1	20	8	20	49

INCOME FROM CONTINUING OPERATIONS	40	19	18	77	8	45	14	34	101

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	2	4	(1)	—	—	1	—
Expenses related to reorganization, net of taxes	—	6	—	6	—	—	—	—	—

NET OPERATING INCOME	$41	$26	$20	$87	$7	$45	$14	$35	$101

Effective tax rate (operating income)	38.6%	40.2%	35.4%	38.4%	2.1%	30.9%	38.4%	36.5%	32.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$3	$4	$11	$6	$5	$5	$5	$21
Independent Producers	20	23	21	64	41	46	35	28	150
Dedicated Sales Specialist	13	12	10	35	13	12	13	12	50

Total Individual Long-Term Care	37	38	35	110	60	63	53	45	221
Group Long-Term Care	3	5	5	13	4	6	7	3	20

Total Sales	$40	$43	$40	$123	$64	$69	$60	$48	$241

RATIOS:
Loss Ratio(1)	63.7%	66.6%	66.2%	65.5%	73.2%	62.8%	71.2%	63.4%	67.7%
Gross Benefits Ratio(2)	116.8%	120.3%	122.8%	119.9%	126.4%	115.0%	124.1%	115.1%	120.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$21	$15	$13	$49	$30	$26	$15	$33	$104
Net investment income	230	248	243	721	251	249	255	254	1,009
Net investment gains (losses)	(4)	10	(5)	1	(3)	8	(12)	5	(2)
Insurance and investment product fees and other	2	2	1	5	1	1	2	2	6

Total revenues	249	275	252	776	279	284	260	294	1,117

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	105	98	82	285	117	113	103	120	453
Interest credited	88	87	88	263	92	94	95	97	378
Acquisition and operating expenses, net of deferrals	17	20	19	56	20	19	18	16	73
Amortization of deferred acquisition costs and intangibles	20	23	22	65	26	26	21	29	102
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	230	228	211	669	255	252	237	262	1,006

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	47	41	107	24	32	23	32	111
Provision for income taxes	6	17	15	38	9	12	8	11	40

INCOME FROM CONTINUING OPERATIONS	13	30	26	69	15	20	15	21	71

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	(5)	3	1	5	(1)	5	2	11
Expenses related to restructuring, net of taxes	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$16	$26	$29	$71	$20	$19	$20	$23	$82

Effective tax rate (operating income)	35.4%	36.3%	35.5%	35.8%	35.1%	35.4%	35.3%	35.6%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$53	$48	$40	$141	$69	$63	$51	$74	$257
Single Premium Deferred Annuities	707	164	67	938	179	424	285	262	1,150

Total Sales	$760	$212	$107	$1,079	$248	$487	$336	$336	$1,407

Sales by Distribution Channel:
Financial Intermediaries	$528	$134	$47	$709	$120	$336	$242	$216	$914
Independent Producers	226	71	56	353	118	145	90	116	469
Dedicated Sales Specialists	6	7	4	17	10	6	4	4	24

Total Sales	$760	$212	$107	$1,079	$248	$487	$336	$336	$1,407

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,842	$10,881	$11,038	$11,038	$11,104	$10,904	$10,849	$10,831	$10,831
Deposits	714	166	68	948	184	427	286	264	1,161
Surrenders, benefits and product charges	(293)	(281)	(302)	(876)	(331)	(310)	(314)	(330)	(1,285)

Net flows	421	(115)	(234)	72	(147)	117	(28)	(66)	(124)
Interest credited	78	76	77	231	81	83	83	84	331

Account value, end of the period	11,341	10,842	10,881	11,341	11,038	11,104	10,904	10,849	11,038

Single Premium Immediate Annuities
Account value, beginning of the period	6,010	6,319	6,442	6,442	6,469	6,427	6,404	6,433	6,433
Premiums and deposits	80	71	65	216	93	90	81	106	370
Surrenders, benefits and product charges	(214)	(228)	(235)	(677)	(235)	(222)	(235)	(237)	(929)

Net flows	(134)	(157)	(170)	(461)	(142)	(132)	(154)	(131)	(559)
Interest credited	71	72	73	216	75	75	77	78	305
Effect of accumulated net unrealized investment gains (losses)	(16)	(224)	(26)	(266)	40	99	100	24	263

Account value, end of the period	5,931	6,010	6,319	5,931	6,442	6,469	6,427	6,404	6,442

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,097	1,101	1,101	1,101	1,104	1,106	1,107	1,107	1,107
Surrenders, benefits and product charges	(17)	(18)	(15)	(50)	(17)	(17)	(16)	(14)	(64)

Net flows	(17)	(18)	(15)	(50)	(17)	(17)	(16)	(14)	(64)
Interest credited	15	14	15	44	14	15	15	14	58

Account value, net of reinsurance, end of the period	1,095	1,097	1,101	1,095	1,101	1,104	1,106	1,107	1,101

Total Fixed Annuities	$18,367	$17,949	$18,301	$18,367	$18,581	$18,677	$18,437	$18,360	$18,581

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$380	$392	$388	$1,160	$395	$394	$393	$383	$1,565
Net investment income	98	95	107	300	104	112	107	120	443
Net investment gains (losses)	7	13	3	23	12	—	11	29	52
Insurance and investment product fees and other	—	—	1	1	2	—	20	2	24

Total revenues	485	500	499	1,484	513	506	531	534	2,084

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	196	177	184	557	275	273	289	404	1,241
Acquisition and operating expenses, net of deferrals	91	96	91	278	(91)	102	94	93	198
Amortization of deferred acquisition costs and intangibles	15	19	17	51	15	18	18	18	69
Interest expense	9	8	9	26	9	9	8	10	36

Total benefits and expenses	311	300	301	912	208	402	409	525	1,544

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	174	200	198	572	305	104	122	9	540
Provision (benefit) for income taxes	45	55	57	157	66	12	31	(4)	105

INCOME FROM CONTINUING OPERATIONS	129	145	141	415	239	92	91	13	435
Less: net income attributable to noncontrolling interests	40	39	38	117	98	36	33	33	200

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	89	106	103	298	141	56	58	(20)	235

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(5)	(1)	(8)	(8)	1	(7)	(17)	(31)
Expenses related to restructuring, net of taxes	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)(1)	$87	$102	$102	$291	$133	$57	$51	$(37)	$204

Effective tax rate (operating income (loss))	25.2%	27.2%	29.9%	27.6%	19.6%	-1.8%	21.6%	41.5%	8.5%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $96 million and $302 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended September 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$138	$98	$7	$243	$137	$380
Net investment income	43	36	1	80	18	98
Net investment gains (losses)	9	(2)	—	7	—	7
Insurance and investment product fees and other	—	(1)	—	(1)	1	—

Total revenues	190	131	8	329	156	485

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	29	14	73	123	196
Acquisition and operating expenses, net of deferrals	23	25	8	56	35	91
Amortization of deferred acquisition costs and intangibles	9	5	(1)	13	2	15
Interest expense	6	3	—	9	—	9

Total benefits and expenses	68	62	21	151	160	311

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	69	(13)	178	(4)	174
Provision (benefit) for income taxes	38	9	(1)	46	(1)	45

INCOME (LOSS) FROM CONTINUING OPERATIONS	84	60	(12)	132	(3)	129
Less: net income attributable to noncontrolling interests	40	—	—	40	—	40

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	60	(12)	92	(3)	89

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	1	—	(2)	—	(2)

NET OPERATING INCOME (LOSS)	$41	$61	$(12)	$90	$(3)	$87

Effective tax rate (operating income (loss))	35.0%	13.6%	11.2%	24.9%	14.0%	25.2%

	International Mortgage Insurance Segment
Three months ended September 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$147	$98	$11	$256	$138	$394
Net investment income	46	44	2	92	20	112
Net investment gains (losses)	4	(2)	—	2	(2)	—
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	197	140	13	350	156	506

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	46	9	99	174	273
Acquisition and operating expenses, net of deferrals	28	26	8	62	40	102
Amortization of deferred acquisition costs and intangibles	10	6	1	17	1	18
Interest expense	6	3	—	9	—	9

Total benefits and expenses	88	81	18	187	215	402

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	109	59	(5)	163	(59)	104
Provision (benefit) for income taxes	29	4	1	34	(22)	12

INCOME (LOSS) FROM CONTINUING OPERATIONS	80	55	(6)	129	(37)	92
Less: net income attributable to noncontrolling interests	36	—	—	36	—	36

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	55	(6)	93	(37)	56

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	2	1	1	—	1

NET OPERATING INCOME (LOSS)	$42	$57	$(5)	$94	$(37)	$57

Effective tax rate (operating income (loss))	25.6%	8.2%	-0.6%	17.6%	36.8%	-1.8%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Nine months ended September 30, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$423	$300	$25	$748	$412	$1,160
Net investment income	129	121	3	253	47	300
Net investment gains (losses)	25	(2)	—	23	—	23
Insurance and investment product fees and other	(1)	(1)	1	(1)	2	1

Total revenues	576	418	29	1,023	461	1,484

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	109	113	31	253	304	557
Acquisition and operating expenses, net of deferrals	64	76	29	169	109	278
Amortization of deferred acquisition costs and intangibles	29	17	—	46	5	51
Interest expense	17	9	—	26	—	26

Total benefits and expenses	219	215	60	494	418	912

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	357	203	(31)	529	43	572
Provision (benefit) for income taxes	105	42	(2)	145	12	157

INCOME (LOSS) FROM CONTINUING OPERATIONS	252	161	(29)	384	31	415
Less: net income attributable to noncontrolling interests	117	—	—	117	—	117

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	135	161	(29)	267	31	298

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(9)	1	—	(8)	—	(8)
Expenses related to restructuring, net of taxes	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$126	$162	$(28)	$260	$31	$291

Effective tax rate (operating income (loss))	31.6%	21.0%	7.8%	27.5%	28.5%	27.6%

	International Mortgage Insurance Segment
Nine months ended September 30, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$440	$287	$32	$759	$411	$1,170
Net investment income	140	137	6	283	56	339
Net investment gains (losses)	11	(3)	7	15	25	40
Insurance and investment product fees and other	—	—	—	—	22	22

Total revenues	591	421	45	1,057	514	1,571

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	147	237	37	421	545	966
Acquisition and operating expenses, net of deferrals	83	72	27	182	107	289
Amortization of deferred acquisition costs and intangibles	30	19	1	50	4	54
Interest expense	17	10	—	27	—	27

Total benefits and expenses	277	338	65	680	656	1,336

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	314	83	(20)	377	(142)	235
Provision (benefit) for income taxes	88	5	(1)	92	(53)	39

INCOME (LOSS) FROM CONTINUING OPERATIONS	226	78	(19)	285	(89)	196
Less: net income attributable to noncontrolling interests	102	—	—	102	—	102

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	124	78	(19)	183	(89)	94

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	2	(4)	(6)	(17)	(23)

NET OPERATING INCOME (LOSS)	$120	$80	$(23)	$177	$(106)	$71

Effective tax rate (operating income (loss))	28.2%	6.8%	14.2%	21.8%	37.2%	-23.2%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$243	$251	$254	$748	$257	$256	$256	$247	$1,016
Net investment income	80	85	88	253	92	92	94	97	375
Net investment gains (losses)	7	13	3	23	1	2	11	2	16
Insurance and investment product fees and other	(1)	—	—	(1)	1	—	—	—	1

Total revenues	329	349	345	1,023	351	350	361	346	1,408

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	73	80	100	253	95	99	115	207	516
Acquisition and operating expenses, net of deferrals	56	61	52	169	(127)	62	61	59	55
Amortization of deferred acquisition costs and intangibles	13	17	16	46	14	17	16	17	64
Interest expense	9	8	9	26	9	9	8	10	36

Total benefits and expenses	151	166	177	494	(9)	187	200	293	671

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	178	183	168	529	360	163	161	53	737
Provision for income taxes	46	51	48	145	96	34	45	13	188

INCOME FROM CONTINUING OPERATIONS	132	132	120	384	264	129	116	40	549
Less: net income attributable to noncontrolling interests	40	39	38	117	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	92	93	82	267	166	93	83	7	349

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(5)	(1)	(8)	(1)	1	(7)	—	(7)
Expenses related to restructuring, net of taxes	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME(1)	$90	$89	$81	$260	$165	$94	$76	$7	$342

Effective tax rate (operating income)	24.9%	27.8%	29.9%	27.5%	28.5%	17.6%	27.4%	6.8%	25.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $99 million and $271 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$138	$141	$144	$423	$147	$147	$148	$145	$587
Net investment income	43	42	44	129	47	46	47	47	187
Net investment gains (losses)	9	12	4	25	1	4	1	6	12
Insurance and investment product fees and other	—	(1)	—	(1)	—	—	—	—	—

Total revenues	190	194	192	576	195	197	196	198	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	35	44	109	46	44	48	55	193
Acquisition and operating expenses, net of deferrals	23	22	19	64	(163)	28	29	26	(80)
Amortization of deferred acquisition costs and intangibles	9	10	10	29	9	10	10	10	39
Interest expense	6	5	6	17	6	6	5	6	23

Total benefits and expenses	68	72	79	219	(102)	88	92	97	175

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	122	122	113	357	297	109	104	101	611
Provision for income taxes	38	35	32	105	84	29	30	29	172

INCOME FROM CONTINUING OPERATIONS	84	87	81	252	213	80	74	72	439
Less: net income attributable to noncontrolling interests	40	39	38	117	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	44	48	43	135	115	44	41	39	239

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(5)	(1)	(9)	(1)	(2)	—	(2)	(5)

NET OPERATING INCOME(2)	$41	$43	$42	$126	$114	$42	$41	$37	$234

Effective tax rate (operating income)	35.0%	29.3%	30.2%	31.6%	31.6%	25.6%	30.0%	29.3%	29.9%

SALES:
New Insurance Written (NIW)
Flow	$6,000	$4,700	$3,300	$14,000	$4,400	$7,200	$5,700	$3,500	$20,800
Bulk	3,900	6,400	2,400	12,700	4,100	2,600	13,100	500	20,300

Total Canada NIW(3)	$9,900	$11,100	$5,700	$26,700	$8,500	$9,800	$18,800	$4,000	$41,100

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

(2)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $42 million and $128 million for the three and nine months ended September 30, 2013, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $10,100 million and $27,100 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$98	$101	$101	$300	$101	$98	$98	$91	$388
Net investment income	36	42	43	121	44	44	46	47	181
Net investment gains (losses)	(2)	1	(1)	(2)	1	(2)	4	(5)	(2)
Insurance and investment product fees and other	(1)	—	—	(1)	—	—	—	—	—

Total revenues	131	144	143	418	146	140	148	133	567

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	29	36	48	113	37	46	53	138	274
Acquisition and operating expenses, net of deferrals	25	27	24	76	27	26	23	23	99
Amortization of deferred acquisition costs and intangibles	5	6	6	17	5	6	6	7	24
Interest expense	3	3	3	9	3	3	3	4	13

Total benefits and expenses	62	72	81	215	72	81	85	172	410

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	69	72	62	203	74	59	63	(39)	157
Provision (benefit) for income taxes	9	17	16	42	12	4	16	(15)	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	60	55	46	161	62	55	47	(24)	140
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	60	55	46	161	62	55	47	(24)	140

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	—	1	—	2	(3)	3	2

NET OPERATING INCOME (LOSS)(1)	$61	$55	$46	$162	$62	$57	$44	$(21)	$142

Effective tax rate (operating income (loss))	13.6%	23.5%	26.6%	21.0%	16.5%	8.2%	24.8%	39.9%	11.3%

SALES:
New Insurance Written (NIW)
Flow	$8,000	$8,700	$7,900	$24,600	$9,600	$8,800	$8,200	$7,700	$34,300
Bulk	100	900	—	1,000	—	—	300	300	600

Total Australia NIW(2)	$8,100	$9,600	$7,900	$25,600	$9,600	$8,800	$8,500	$8,000	$34,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $69 million and $170 million for the three and nine months ended September 30, 2013, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,000 million and $26,600 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$9	$9	$25	$9	$11	$10	$11	$41
Net investment income	1	1	1	3	1	2	1	3	7
Net investment gains (losses)	—	—	—	—	(1)	—	6	1	6
Insurance and investment product fees and other	—	1	—	1	1	—	—	—	1

Total revenues	8	11	10	29	10	13	17	15	55

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	9	8	31	12	9	14	14	49
Acquisition and operating expenses, net of deferrals	8	12	9	29	9	8	9	10	36
Amortization of deferred acquisition costs and intangibles	(1)	1	—	—	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	21	22	17	60	21	18	23	24	86

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(13)	(11)	(7)	(31)	(11)	(5)	(6)	(9)	(31)
Provision (benefit) for income taxes	(1)	(1)	—	(2)	—	1	(1)	(1)	(1)

LOSS FROM CONTINUING OPERATIONS	(12)	(10)	(7)	(29)	(11)	(6)	(5)	(8)	(30)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(12)	(10)	(7)	(29)	(11)	(6)	(5)	(8)	(30)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	1	(4)	(1)	(4)
Expenses related to restructuring, net of taxes	—	1	—	1	—	—	—	—	—

NET OPERATING LOSS(1)	$(12)	$(9)	$(7)	$(28)	$(11)	$(5)	$(9)	$(9)	$(34)

Effective tax rate (operating loss)	11.2%	5.7%	4.9%	7.8%	-5.6%	-0.6%	26.7%	10.1%	8.8%

SALES:
New Insurance Written (NIW)
Flow	$500	$400	$400	$1,300	$500	$400	$500	$300	$1,700
Bulk	—	—	—	—	—	—	—	—	—

Total Other Countries NIW(2)	$500	$400	$400	$1,300	$500	$400	$500	$300	$1,700

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(12) million and $(27) million for the three and nine months ended September 30, 2013, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $500 million and $1,300 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$156	$134	$84	$374	$118	$176	$175	$79	$548
Australia	123	132	117	372	157	131	103	102	493
Other Countries(1)	6	7	5	18	—	7	7	6	20

Total International Net Premiums Written	$285	$273	$206	$764	$275	$314	$285	$187	$1,061

Loss Ratio(2)
Canada	22%	25%	31%	26%	31%	30%	32%	38%	33%
Australia	31%	35%	47%	38%	36%	47%	54%	154%	70%
Other Countries	170%	110%	90%	122%	133%	97%	129%	128%	122%
Total International Loss Ratio	31%	32%	39%	34%	37%	39%	45%	84%	51%

GAAP Basis Expense Ratio(3)
Canada(4)	23%	22%	20%	22%	-103%	26%	26%	25%	-7%
Australia	30%	32%	31%	31%	32%	32%	30%	33%	32%
Other Countries(1)	106%	129%	113%	116%	103%	85%	82%	94%	90%
Total International GAAP Basis Expense Ratio(4)	29%	30%	27%	29%	-43%	30%	30%	31%	12%

Adjusted Expense Ratio(5)
Canada(4)	20%	23%	35%	25%	-130%	21%	22%	46%	-7%
Australia	24%	25%	27%	25%	21%	24%	29%	29%	25%
Other Countries(1)	136%	177%	174%	162%	NM (6)	118%	131%	162%	185%
Total International Adjusted Expense Ratio(4)	24%	28%	34%	28%	-41%	25%	27%	41%	11%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $285 million, $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the Canadian platform were 22% and 25%, respectively, and the adjusted expense ratios for the Canadian platform were 28% and 27%, respectively. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the International Mortgage Insurance segment were 29% and 30%, respectively, and the adjusted expense ratios for the International Mortgage Insurance segment were 27% and 29%, respectively.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013					2012
	3Q	2Q		1Q		4Q		3Q	2Q	1Q
Primary Insurance In-Force
Canada	$300,700	$285,200	(1)	$284,700	(1)	$303,400	(1)	$299,600	$281,700	$269,100
Australia	275,500	266,500		299,000		295,600		291,500	286,200	287,100
Other Countries	32,500	31,300		31,400		32,200		31,900	31,400	33,600

Total International Primary Insurance In-Force	$608,700	$583,000		$615,100		$631,200		$623,000	$599,300	$589,800

Primary Risk In-Force(2)
Canada
Flow	$83,400	$79,700		$80,900		$81,900		$81,300	$76,600	$76,200
Bulk	21,900	20,100		18,800		24,300		23,500	22,000	18,000

Total Canada	105,300	99,800		99,700		106,200		104,800	98,600	94,200

Australia
Flow	88,800	85,700		96,100		94,800		93,100	90,600	90,600
Bulk	7,600	7,600		8,500		8,700		9,000	9,600	9,900

Total Australia	96,400	93,300		104,600		103,500		102,100	100,200	100,500

Other Countries
Flow(3)	4,000	3,900		3,900		4,000		3,900	3,900	4,200
Bulk	300	300		300		300		400	400	400

Total Other Countries	4,300	4,200		4,200		4,300		4,300	4,300	4,600

Total International Primary Risk In-Force	$206,000	$197,300		$208,500		$214,000		$211,200	$203,100	$199,300

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $155.0 billion as of June 30, 2013 and $150.0 billion as of March 31, 2013 and December 31, 2012. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $285 million, $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Insured loans in-force(1)	1,501,139	1,464,060	1,428,163	1,502,858	1,483,111
Insured delinquent loans	1,778	1,778	1,963	2,153	2,183
Insured delinquency rate(2)	0.12%	0.12%	0.14%	0.14%	0.15%

Flow loans in-force(1)	1,171,486	1,151,957	1,136,321	1,126,468	1,112,910
Flow delinquent loans	1,566	1,562	1,726	1,924	1,943
Flow delinquency rate(2)	0.13%	0.14%	0.15%	0.17%	0.17%

Bulk loans in-force(1)	329,653	312,103	291,842	376,390	370,201
Bulk delinquent loans	212	216	237	229	240
Bulk delinquency rate(2)	0.06%	0.07%	0.08%	0.06%	0.06%

Loss Metrics	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Beginning Reserves	$112	$118	$130	$136	$141
Paid claims(3)	(33)	(39)	(53)	(52)	(54)
Increase in reserves	27	36	44	40	44
Impact of changes in foreign exchange rates	2	(3)	(3)	6	5

Ending Reserves	$108	$112	$118	$130	$136

	September 30, 2013		June 30, 2013		September 30, 2012
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.07%	47%	0.07%	46%	0.09%
British Columbia	15	0.18%	15	0.18%	16	0.18%
Alberta	16	0.14%	16	0.15%	16	0.24%
Quebec	14	0.17%	14	0.17%	14	0.20%
Nova Scotia	2	0.21%	2	0.20%	2	0.18%
Saskatchewan	2	0.12%	2	0.14%	2	0.13%
Manitoba	2	0.08%	2	0.09%	2	0.07%
New Brunswick	1	0.21%	1	0.20%	1	0.22%
All Other	1	0.12%	1	0.10%	1	0.12%

Total	100%	0.12%	100%	0.12%	100%	0.15%

By Policy Year
2005 and prior	27%	0.03%	29%	0.03%	30%	0.04%
2006	8	0.11%	8	0.10%	8	0.18%
2007	10	0.24%	10	0.26%	16	0.26%
2008	8	0.28%	9	0.28%	10	0.35%
2009	6	0.23%	6	0.23%	6	0.30%
2010	9	0.24%	9	0.26%	10	0.27%
2011	9	0.25%	9	0.23%	9	0.14%
2012	13	0.07%	14	0.06%	11	0.01%
2013	10	0.01%	6	—%	—	— %

Total	100%	0.12%	100%	0.12%	100%	0.15%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$32	$39	$51	$122	$49	$52	$52	$62	$215
Bulk	2	1	2	5	2	2	2	2	8

Total Paid Claims	$34	$40	$53	$127	$51	$54	$54	$64	$223

Average Paid Claim (in thousands)	$69.4	$73.1	$84.9		$84.6	$80.9	$76.7	$73.0

Average Reserve Per Delinquency (in thousands)	$62.5	$66.1	$61.3		$60.1	$61.1	$59.4	$56.6

Loss Metrics

Beginning Reserves	$118	$120	$129		$134	$143	$148	$164
Paid claims	(34)	(40)	(53)		(51)	(54)	(54)	(64)
Increase in reserves	27	38	44		46	45	49	48

Ending Reserves	$111	$118	$120		$129	$134	$143	$148

Loan Amount
Over $550K	5%	5%	5%		5%	5%	5%	5%
$400K to $550K	10	10	10		9	9	9	8
$250K to $400K	32	32	31		31	30	30	30
$100K to $250K	48	48	49		49	50	50	51
$100K or Less	5	5	5		6	6	6	6

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$206	$205	$203		$201	$199	$197	$196

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	36%	38%	39%		40%	40%	41%	42%
2007	64%	66%	68%		68%	69%	69%	71%
2008	69%	71%	72%		73%	73%	74%	76%
2009	71%	73%	74%		75%	75%	76%	78%
2010	77%	80%	81%		82%	82%	83%	85%
2011	83%	86%	87%		88%	88%	88%	91%
2012	87%	90%	91%		92%	91%	91%	—%
2013	91%	92%	—%		—%	—%	—%	—%
Total Flow	55%	56%	56%		56%	56%	56%	57%

Total Bulk	34%	31%	31%		29%	29%	26%	28%

Total	51%	50%	50%		50%	50%	50%	51%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Insured loans in-force	1,463,148	1,459,376	1,448,090	1,440,719	1,440,397
Insured delinquent loans	5,454	5,820	5,868	5,851	6,791
Insured delinquency rate	0.37%	0.40%	0.41%	0.41%	0.47%

Flow loans in-force	1,336,901	1,330,157	1,320,701	1,311,052	1,306,316
Flow delinquent loans	5,192	5,513	5,567	5,567	6,475
Flow delinquency rate	0.39%	0.41%	0.42%	0.42%	0.50%

Bulk loans in-force	126,247	129,219	127,389	129,667	134,081
Bulk delinquent loans	262	307	301	284	316
Bulk delinquency rate	0.21%	0.24%	0.24%	0.22%	0.24%

Loss Metrics	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Beginning Reserves	$200	$238	$251	$287	$320
Paid claims	(37)	(45)	(61)	(73)	(83)
Increase in reserves	30	35	48	37	46
Impact of changes in foreign exchange rates	5	(28)	—	—	4

Ending Reserves	$198	$200	$238	$251	$287

	September 30, 2013		June 30, 2013		September 30, 2012
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.35%	30%	0.38%	30%	0.45%
Victoria	23	0.31%	23	0.33%	23	0.34%
Queensland	22	0.52%	22	0.54%	23	0.69%
Western Australia	11	0.32%	11	0.36%	11	0.46%
South Australia	6	0.45%	6	0.45%	6	0.51%
New Zealand	2	0.50%	2	0.54%	2	0.64%
Australian Capital Territory	3	0.09%	3	0.10%	2	0.11%
Tasmania	2	0.32%	2	0.35%	2	0.41%
Northern Territory	1	0.16%	1	0.16%	1	0.18%

Total	100%	0.37%	100%	0.40%	100%	0.47%

By Policy Year
2005 and prior	28%	0.16%	28%	0.18%	30%	0.21%
2006	8	0.62%	8	0.64%	10	0.72%
2007	9	0.76%	10	0.82%	11	0.96%
2008	9	0.93%	9	0.98%	10	1.19%
2009	11	0.67%	11	0.73%	12	0.80%
2010	8	0.35%	8	0.33%	9	0.34%
2011	8	0.29%	9	0.27%	9	0.15%
2012	11	0.16%	11	0.10%	9	0.02%
2013	8	0.01%	6	0.01%	—	— %

Total	100%	0.37%	100%	0.40%	100%	0.47%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$39	$44	$59	$142	$70	$79	$70	$66	$285
Bulk	2	—	—	2	1	1	—	—	2

Total Paid Claims	$41	$44	$59	$144	$71	$80	$70	$66	$287

Average Paid Claim (in thousands)	$79.9	$80.3	$81.4		$80.9	$83.5	$91.2	$77.1

Average Reserve Per Delinquency (in thousands)	$38.8	$37.7	$38.9		$41.2	$40.8	$41.5	$42.2

Loss Metrics
Beginning Reserves	$220	$228	$241		$277	$312	$331	$266
Paid claims	(41)	(44)	(59)		(71)	(80)	(70)	(66)
Increase in reserves	33	36	46		35	45	51	131

Ending Reserves	$212	$220	$228		$241	$277	$312	$331

Loan Amount

Over $550K	12%	12%	12%		12%	11%	11%	11%
$400K to $550K	17	17	16		16	16	16	15
$250K to $400K	37	37	37		37	37	36	36
$100K to $250K	28	28	29		29	30	30	31
$100K or Less	6	6	6		6	6	7	7

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$202	$200	$198		$197	$195	$193	$192
Average Effective Loan-To-Value Ratios By Policy Year(1), (2)

2006 and prior	43%	47%	48%		48%	49%	49%	48%
2007	66%	67%	68%		68%	69%	69%	67%
2008	74%	74%	76%		76%	77%	77%	74%
2009	77%	77%	79%		79%	80%	80%	78%
2010	83%	83%	85%		85%	86%	86%	85%
2011	85%	85%	87%		87%	88%	88%	86%
2012	85%	85%	86%		85%	86%	86%	—%
2013	87%	87%	—%		—%	—%	—%	—%
Total Flow	65%	68%	69%		68%	68%	68%	66%

Total Bulk	32%	37%	38%		38%	38%	38%	38%
Total	61%	65%	66%		65%	65%	65%	63%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

(2)	Beginning in the third quarter of 2013, data from RP Data extended back to 1999. Previously, the data extended back to 2002. Previous periods were not re-presented for this change.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	September 30, 2013			June 30, 2013
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$37,612	$37,612	$—	$35,665	$35,665	$—
90.01% to 95.00%	26,007	26,005	2	25,006	25,004	2
80.01% to 90.00%	19,686	16,605	3,081	18,761	16,051	2,709
80.00% and below	21,957	3,154	18,803	20,399	3,022	17,377

Total Canada	$105,262	$83,375	$21,887	$99,832	$79,743	$20,089

Australia
95.01% and above	$18,269	$18,268	$1	$17,518	$17,517	$1
90.01% to 95.00%	22,413	22,405	8	21,418	21,409	8
80.01% to 90.00%	24,973	24,877	96	24,111	24,019	93
80.00% and below	30,783	23,290	7,493	30,214	22,706	7,508

Total Australia	$96,438	$88,840	$7,598	$93,261	$85,651	$7,609

Other Countries(2)
95.01% and above	$718	$718	$—	$702	$702	$—
90.01% to 95.00%	2,086	2,032	54	2,004	1,947	57
80.01% to 90.00%	1,258	1,026	232	1,233	989	244
80.00% and below	247	216	30	241	209	32

Total Other Countries	$4,308	$3,992	$316	$4,180	$3,847	$333

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $285 million and $250 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of September 30, 2013 and June 30, 2013.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$137	$141	$134	$412	$138	$138	$137	$136	$549
Net investment income	18	10	19	47	12	20	13	23	68
Net investment gains (losses)	—	—	—	—	11	(2)	—	27	36
Insurance and investment product fees and other	1	—	1	2	1	—	20	2	23

Total revenues	156	151	154	461	162	156	170	188	676

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	123	97	84	304	180	174	174	197	725
Acquisition and operating expenses, net of deferrals	35	35	39	109	36	40	33	34	143
Amortization of deferred acquisition costs and intangibles	2	2	1	5	1	1	2	1	5

Total benefits and expenses	160	134	124	418	217	215	209	232	873

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4)	17	30	43	(55)	(59)	(39)	(44)	(197)
Provision (benefit) for income taxes	(1)	4	9	12	(30)	(22)	(14)	(17)	(83)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	13	21	31	(25)	(37)	(25)	(27)	(114)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	(7)	—	—	(17)	(24)

NET OPERATING INCOME (LOSS)	$(3)	$13	$21	$31	$(32)	$(37)	$(25)	$(44)	$(138)

Effective tax rate (operating income (loss))	14.0%	22.9%	30.1%	28.5%	50.7%	36.8%	37.0%	37.7%	41.0%

SALES:
New Insurance Written (NIW)
Flow	$6,400	$6,300	$4,700	$17,400	$5,100	$4,700	$3,600	$3,000	$16,400
Bulk	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$6,400	$6,300	$4,700	$17,400	$5,100	$4,700	$3,600	$3,000	$16,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$140	$144	$135	$419	$140	$135	$139	$140	$554

New Risk Written
Flow	$1,577	$1,478	$1,091	$4,146	$1,188	$1,130	$843	$688	$3,849
Bulk	—	—	—	—	—	—	—	7	7

Total Primary	1,577	1,478	1,091	4,146	1,188	1,130	843	695	3,856
Pool	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,577	$1,478	$1,091	$4,146	$1,188	$1,130	$843	$695	$3,856

Primary Insurance In-Force	$109,000	$108,800	$109,300		$110,000	$111,100	$112,000	$113,800

Risk In-Force
Flow	$26,194	$25,957	$25,626		$25,716	$25,849	$25,887	$26,137
Bulk(1)	456	463	485		491	507	514	520

Total Primary	26,650	26,420	26,111		26,207	26,356	26,401	26,657
Pool	187	196	205		211	221	229	239

Total Risk In-Force	$26,837	$26,616	$26,316		$26,418	$26,577	$26,630	$26,896

Primary Risk In-Force Subject To Captives	10%	11%	12%		14%	15%	27%	31%

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%		97%	97%	96%	96%

GAAP Basis Expense Ratio(2)	26%	26%	30%	28%	27%	30%	25%	26%	27%

Adjusted Expense Ratio(3)	26%	25%	30%	27%	27%	30%	25%	25%	27%

Flow Persistency	79%	81%	80%		79%	81%	82%	81%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	4%	4%	4%		5%	8%	10%	12%

Risk To Capital Ratio(4)	22.4:1	22.4:1	24.2:1		30.4:1	29.8:1	29.5:1	28.6:1

Average Primary Loan Size (in thousands)	$174	$172	$168		$167	$166	$165	$164

Estimated Savings For Loss Mitigation Activities(5)	$136	$144	$159	$439	$165	$189	$162	$158	$674

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of September 30, 2013, 84% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk to capital waivers or existing authority to write new business in 48 states in its primary writing entity, which has maintained a risk to capital ratio below the maximum requirement since June 30, 2013. The remaining two states are written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$216	$197	$253	$666	$260	$272	$295	$283	$1,110
Assumed(1)	9	12	13	34	17	19	23	20	79
Ceded	(9)	(11)	(17)	(37)	(19)	(25)	(55)	(39)	(138)
Loss adjustment expenses	6	6	6	18	8	7	7	9	31

Total Flow	222	204	255	681	266	273	270	273	1,082
Bulk	3	6	3	12	3	3	6	4	16

Total Primary	225	210	258	693	269	276	276	277	1,098
Pool	1	2	1	4	2	1	2	2	7

Total Paid Claims	$226	$212	$259	$697	$271	$277	$278	$279	$1,105

Average Paid Claim (in thousands)	$45.3	$45.0	$44.2		$43.7	$41.1	$38.3	$43.6

Average Direct Paid Claim (in thousands)(2)	$43.5	$42.3	$43.5		$43.2	$41.7	$42.5	$42.7

Average Reserve Per Delinquency (in thousands)
Flow	$29.6	$30.0	$29.8		$29.7	$30.0	$30.6	$30.6
Bulk loans with established reserve	20.0	20.8	21.9		25.1	24.3	25.0	24.1
Bulk loans with no reserve(3)	—	—	—		—	—	—	—

Reserves:
Flow direct case	$1,377	$1,471	$1,566		$1,728	$1,835	$1,954	$2,087
Bulk direct case	28	29	33		33	33	32	34
Assumed(1)	39	51	57		65	50	53	60
All other(4)	143	145	164		183	196	195	200

Total Reserves	$1,587	$1,696	$1,820		$2,009	$2,114	$2,234	$2,381

Beginning Reserves	$1,696	$1,820	$2,009	$2,009	$2,114	$2,234	$2,381	$2,488	$2,488
Paid claims	(235)	(223)	(276)	(734)	(290)	(302)	(333)	(318)	(1,243)
Increase in reserves	126	99	87	312	185	182	186	211	764

Ending Reserves	$1,587	$1,696	$1,820	$1,587	$2,009	$2,114	$2,234	$2,381	$2,009

Beginning Reinsurance Recoverable(5)	$56	$66	$80	$80	$94	$111	$153	$178	$178
Ceded paid claims	(9)	(11)	(17)	(37)	(19)	(25)	(55)	(39)	(138)
Increase in recoverable	3	1	3	7	5	8	13	14	40

Ending Reinsurance Recoverable	$50	$56	$66	$50	$80	$94	$111	$153	$80

Loss Ratio(6)	90%	70%	62%	74%	130%	127%	127%	146%	132%
The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 139% for the three months ended March 31, 2012, 133% for the six months ended June 30, 2012, 131% for the nine months ended September 30, 2012 and 131% for the twelve months ended December 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	52,509	55,413	59,789		66,340	69,174	71,878	76,478
Bulk loans with an established reserve	1,509	1,526	1,603		1,415	1,441	1,381	1,522
Bulk loans with no reserve(1)	726	1,260	1,412		1,484	1,512	1,424	1,474

Total Number of Primary Delinquencies	54,744	58,199	62,804		69,239	72,127	74,683	79,474

Beginning Number of Primary Delinquencies	58,199	62,804	69,239	69,239	72,127	74,683	79,474	87,007	87,007
New delinquencies	14,105	13,192	15,060	42,357	16,871	17,733	16,703	18,217	69,524
Delinquency cures	(12,603)	(13,127)	(15,677)	(41,407)	(13,592)	(13,598)	(14,251)	(19,388)	(60,829)
Paid claims	(4,957)	(4,670)	(5,818)	(15,445)	(6,167)	(6,691)	(7,243)	(6,362)	(26,463)

Ending Number of Primary Delinquencies	54,744	58,199	62,804	54,744	69,239	72,127	74,683	79,474	69,239

Composition of Cures
Reported delinquent and cured-intraquarter	2,488	2,447	3,519		2,557	2,882	2,354	3,582
Number of missed payments delinquent prior to cure:
3 payments or less	6,291	6,748	8,125		7,120	6,289	7,399	10,154
4 - 11 payments	2,387	2,737	2,856		2,516	2,965	3,371	3,569
12 payments or more	1,437	1,195	1,177		1,399	1,462	1,127	2,083

Total	12,603	13,127	15,677		13,592	13,598	14,251	19,388

Primary Delinquencies by Missed Payment Status
3 payments or less	14,078	13,871	14,674		17,563	17,684	16,708	17,260
4 - 11 payments	13,134	14,503	16,804		18,155	18,713	20,830	24,137
12 payments or more	27,532	29,825	31,326		33,521	35,730	37,145	38,077

Primary Delinquencies	54,744	58,199	62,804		69,239	72,127	74,683	79,474

	September 30, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,527	$122	$521	23%
4 - 11 payments in default	12,543	332	528	63%
12 payments or more in default	26,439	923	1,288	72%

Total	52,509	$1,377	$2,337	59%

	December 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,977	$150	$668	22%
4 - 11 payments in default	17,398	441	749	59%
12 payments or more in default	31,965	1,137	1,562	73%

Total	66,340	$1,728	$2,979	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2013			2012
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	79%	78%	76%	75%	74%	73%	72%
Primary by FICO Scores 620-679	17%	18%	19%	20%	21%	22%	23%
Primary by FICO Scores 575-619	3%	3%	4%	4%	4%	4%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	79%	77%	76%	75%	74%	73%	72%
Flow by FICO Scores 620-679	17%	19%	19%	20%	21%	22%	23%
Flow by FICO Scores 575-619	3%	3%	4%	4%	4%	4%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	3%	3%	4%	4%	4%	4%	4%
Primary sub-prime(2)	2%	3%	3%	3%	3%	3%	3%
Primary Loans
Primary loans in-force	627,536	633,685	649,570	658,527	669,618	679,817	693,807
Primary delinquent loans	54,744	58,199	62,804	69,239	72,127	74,683	79,474
Primary delinquency rate	8.72%	9.18%	9.67%	10.51%	10.77%	10.99%	11.45%

Flow loans in-force	589,703	590,949	590,051	595,348	601,851	607,133	616,623
Flow delinquent loans	52,509	55,413	59,789	66,340	69,174	71,878	76,478
Flow delinquency rate	8.90%	9.38%	10.13%	11.14%	11.49%	11.84%	12.40%

Bulk loans in-force	37,833	42,736	59,519	63,179	67,767	72,684	77,184
Bulk delinquent loans	2,235	2,786	3,015	2,899	2,953	2,805	2,996
Bulk delinquency rate	5.91%	6.52%	5.07%	4.59%	4.36%	3.86%	3.88%

A minus and sub-prime loans in-force	41,081	42,993	44,873	46,631	48,696	50,676	52,625
A minus and sub-prime delinquent loans	10,548	10,803	11,484	12,817	13,149	13,534	14,258
A minus and sub-prime delinquency rate	25.68%	25.13%	25.59%	27.49%	27.00%	26.71%	27.09%

Pool Loans
Pool loans in-force	11,657	12,063	12,558	12,949	13,237	13,562	13,942
Pool delinquent loans	670	634	674	721	670	679	695
Pool delinquency rate	5.75%	5.26%	5.37%	5.57%	5.06%	5.01%	4.98%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	September 30, 2013			June 30, 2013			September 30, 2012
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	33%	20%	11.87%	34%	21%	12.69%	35%	22%	15.14%
South Central(3)	8	16	6.03%	9	16	6.29%	9	16	8.10%
Northeast(4)	19	15	12.52%	17	15	12.50%	15	15	12.91%
Pacific(5)	11	12	7.11%	12	12	7.96%	12	11	10.41%
North Central(6)	11	11	8.00%	11	11	8.62%	12	12	10.27%
Great Lakes(7)	6	10	6.46%	6	9	6.78%	6	9	7.96%
New England(8)	4	6	8.19%	4	6	8.57%	4	5	9.77%
Mid-Atlantic(9)	5	5	8.47%	4	5	8.85%	4	5	9.95%
Plains(10)	3	5	5.70%	3	5	5.93%	3	5	6.64%

Total	100%	100%	8.72%	100%	100%	9.18%	100%	100%	10.77%

By State
California	4%	7%	4.72%	5%	7%	5.39%	5%	6%	8.04%
Texas	3%	7%	5.68%	3%	7%	5.74%	3%	7%	6.91%
New York	8%	7%	11.81%	8%	7%	11.58%	6%	7%	11.27%
Florida	22%	6%	21.13%	23%	7%	23.12%	25%	7%	27.06%
Illinois	7%	5%	10.81%	8%	5%	11.95%	8%	5%	14.84%
New Jersey	8%	4%	17.66%	7%	4%	18.05%	6%	4%	18.98%
Pennsylvania	3%	4%	9.91%	3%	4%	9.94%	3%	4%	11.15%
Georgia	3%	4%	9.24%	3%	4%	9.73%	3%	4%	12.34%
North Carolina	3%	4%	8.06%	3%	4%	8.47%	3%	4%	10.26%
Ohio	2%	4%	7.09%	2%	3%	7.29%	2%	3%	8.14%

(1)	Total reserves were $1,587 million, $1,696 million and $2,114 million as of September 30, 2013, June 30, 2013 and September 30, 2012, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	September 30, 2013		June 30, 2013		September 30, 2012
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force		Primary Delinquency Rate
Lender concentration (by original applicant)	$26,650	8.72%	$26,420	9.18%	$26,356		10.77%
Top 10 lenders	12,736	9.87%	12,806	10.66%	12,950		13.07%
Top 20 lenders	14,524	9.84%	14,555	10.27%	14,692		12.67%

Loan-to-value ratio
95.01% and above	$7,444	10.75%	$7,480	10.93%	$7,136		13.75%
90.01% to 95.00%	9,747	8.00%	9,469	8.55%	9,318		10.28%
80.01% to 90.00%	9,052	8.53%	9,058	9.09%	9,459		10.84%
80.00% and below	407	3.66%	413	4.61%	443		3.29%

Total	$26,650	8.72%	$26,420	9.18%	$26,356		10.77%

Loan grade
Prime	$25,135	7.54%	$24,840	8.02%	$24,603	(1)	9.50	%(1)
A minus and sub-prime	1,515	25.68%	1,580	25.13%	1,753	(1)	27.00	%(1)

Total	$26,650	8.72%	$26,420	9.18%	$26,356	(1)	10.77	%(1)

Loan type(2)
First mortgages
Fixed rate mortgage
Flow	$25,843	8.68%	$25,583	9.14%	$25,403		11.24%
Bulk	440	5.64%	446	6.30%	488		4.19%
Adjustable rate mortgage
Flow	351	28.82%	374	28.96%	446		29.50%
Bulk	16	14.24%	17	13.93%	19		12.17%
Second mortgages	—	—%	—	—%	—		—%

Total	$26,650	8.72%	$26,420	9.18%	$26,356		10.77%

Type of documentation
Alt-A
Flow	$501	31.50%	$532	32.16%	$631		33.97%
Bulk	30	12.61%	31	16.77%	36		5.89%
Standard(3)
Flow	25,693	8.51%	25,425	8.96%	25,218		11.01%
Bulk	426	5.48%	432	5.86%	471		4.15%

Total	$26,650	8.72%	$26,420	9.18%	$26,356		10.77%

Mortgage term
15 years and under	$1,077	0.91%	$992	1.16%	$724		1.41%
More than 15 years	25,573	9.30%	25,428	9.74%	25,632		11.39%

Total	$26,650	8.72%	$26,420	9.18%	$26,356		10.77%

(1)

In fourth quarter 2012, all FICO score classifications were conformed to be based upon FICO scores at loan closing. Previously, certain classifications were based upon FICO scores at a point in time post-loan closing. The prior period was re-presented to conform to this modified classification.

(2)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(3)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	September 30, 2013
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2002 and prior	7.30%	3.5%	$2,223	2.0%	$590	2.2%	18.02%
2003	5.68%	3.7	3,385	3.1	718	2.7	11.91%
2004	5.77%	4.7	3,212	3.0	757	2.8	12.95%
2005	5.76%	12.6	6,154	5.7	1,620	6.1	15.52%
2006	6.06%	18.1	8,846	8.1	2,231	8.4	16.36%
2007	6.01%	37.6	20,342	18.7	5,139	19.3	15.60%
2008	5.52%	18.4	18,487	17.0	4,648	17.4	8.36%
2009	5.00%	0.6	3,622	3.3	784	3.0	1.68%
2010	4.68%	0.4	4,732	4.3	1,083	4.1	0.99%
2011	4.46%	0.3	6,338	5.8	1,527	5.7	0.64%
2012	3.75%	0.1	14,478	13.3	3,465	13.0	0.17%
2013	3.79%	—	17,159	15.7	4,088	15.3	0.03%

Total	5.24%	100.0%	$108,978	100.0%	$26,650	100.0%	8.72%

	September 30, 2013		June 30, 2013
Occupancy and Property Type	% of Primary Risk In-Force	Delinquency Rate	% of Primary Risk In-Force	Delinquency Rate
Occupancy Status
Primary residence	94.4%	8.67%	94.2%	9.13%
Second home	3.0	9.18%	3.2	9.72%
Non-owner occupied	2.6	9.64%	2.6	10.07%

Total	100.0%	8.72%	100.0%	9.18%

Property Type
Single family detached	87.8%	8.39%	87.4%	8.82%
Condominium and co-operative	10.4	10.22%	10.7	10.90%
Multi-family and other	1.8	15.83%	1.9	15.83%

Total	100.0%	8.72%	100.0%	9.18%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,587 million as of September 30, 2013.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$160	$156	$166	$482	$166	$165	$176	$180	$687
Net investment income	53	68	69	190	75	69	88	74	306
Net investment gains (losses)	(24)	(9)	(52)	(85)	(6)	2	(23)	10	(17)
Insurance and investment product fees and other	56	53	100	209	92	88	75	75	330

Total revenues	245	268	283	796	327	324	316	339	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	51	43	143	51	39	55	42	187
Interest credited	28	29	32	89	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	162	140	179	481	194	171	176	178	719
Amortization of deferred acquisition costs and intangibles	28	38	18	84	51	48	47	30	176
Goodwill impairment	—	—	—	—	—	89	—	—	89
Interest expense	90	89	94	273	89	93	99	73	354

Total benefits and expenses	357	347	366	1,070	417	473	411	356	1,657

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(112)	(79)	(83)	(274)	(90)	(149)	(95)	(17)	(351)
Benefit for income taxes	(22)	(28)	(26)	(76)	(33)	(31)	(33)	(13)	(110)

LOSS FROM CONTINUING OPERATIONS	(90)	(51)	(57)	(198)	(57)	(118)	(62)	(4)	(241)
Income (loss) from discontinued operations, net of taxes	2	6	(20)	(12)	6	12	27	12	57

NET INCOME (LOSS)	(88)	(45)	(77)	(210)	(51)	(106)	(35)	8	(184)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	11	—	21	32	8	—	14	(6)	16
Goodwill impairment, net of taxes	—	—	—	—	—	86	—	—	86
Expenses related to restructuring, net of taxes	—	3	—	3	—	—	—	—	—
(Income) loss from discontinued operations, net of taxes	(2)	(6)	20	12	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(79)	$(48)	$(36)	$(163)	$(49)	$(32)	$(48)	$(10)	$(139)

Effective tax rate (operating loss)	17.1%	35.9%	28.2%	26.0%	36.6%	45.2%	57.5%	63.6%	49.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended September 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$159	$1	$—	$160
Net investment income	26	33	(6)	53
Net investment gains (losses)	1	(14)	(11)	(24)
Insurance and investment product fees and other	1	53	2	56

Total revenues	187	73	(15)	245

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	9	—	49
Interest credited	—	28	—	28
Acquisition and operating expenses, net of deferrals	106	18	38	162
Amortization of deferred acquisition costs and intangibles	25	2	1	28
Interest expense	9	—	81	90

Total benefits and expenses	180	57	120	357

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	16	(135)	(112)
Provision (benefit) for income taxes	3	(5)	(20)	(22)

INCOME (LOSS) FROM CONTINUING OPERATIONS	4	21	(115)	(90)
Income (loss) from discontinued operations, net of taxes	—	—	2	2

NET INCOME (LOSS)	4	21	(113)	(88)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	4	7	11
(Income) loss from discontinued operations, net of taxes	—	—	(2)	(2)

NET OPERATING INCOME (LOSS)	$4	$25	$(108)	$(79)

Effective tax rate (operating income (loss))	36.8%	-6.9%	13.3%	17.1%

Three months ended September 30, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$164	$1	$—	$165
Net investment income	32	34	3	69
Net investment gains (losses)	1	5	(4)	2
Insurance and investment product fees and other	1	52	35	88

Total revenues	198	92	34	324

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	9	—	39
Interest credited	—	33	—	33
Acquisition and operating expenses, net of deferrals	117	18	36	171
Amortization of deferred acquisition costs and intangibles	27	18	3	48
Goodwill impairment	89	—	—	89
Interest expense	11	—	82	93

Total benefits and expenses	274	78	121	473

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(76)	14	(87)	(149)
Provision (benefit) for income taxes	1	3	(35)	(31)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(77)	11	(52)	(118)
Income (loss) from discontinued operations, net of taxes	—	—	12	12

NET INCOME (LOSS)	(77)	11	(40)	(106)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	(2)	3	—
Goodwill impairment, net of taxes	86	—	—	86
(Income) loss from discontinued operations, net of taxes	—	—	(12)	(12)

NET OPERATING INCOME (LOSS)	$8	$9	$(49)	$(32)

Effective tax rate (operating income (loss))	32.8%	19.0%	40.0%	45.2%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Nine months ended September 30, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$478	$4	$—	$482
Net investment income	90	101	(1)	190
Net investment gains (losses)	23	(82)	(26)	(85)
Insurance and investment product fees and other	3	162	44	209

Total revenues	594	185	17	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	120	23	—	143
Interest credited	—	89	—	89
Acquisition and operating expenses, net of deferrals	326	60	95	481
Amortization of deferred acquisition costs and intangibles	79	(3)	8	84
Interest expense	34	1	238	273

Total benefits and expenses	559	170	341	1,070

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	35	15	(324)	(274)
Provision (benefit) for income taxes	12	(2)	(86)	(76)

INCOME (LOSS) FROM CONTINUING OPERATIONS	23	17	(238)	(198)
Income (loss) from discontinued operations, net of taxes	—	—	(12)	(12)

NET INCOME (LOSS)	23	17	(250)	(210)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(15)	30	17	32
Expenses related to restructuring, net of taxes	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	12	12

NET OPERATING INCOME (LOSS)	$11	$47	$(221)	$(163)

Effective tax rate (operating income (loss))	35.2%	24.4%	25.9%	26.0%

Nine months ended September 30, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$517	$4	$—	$521
Net investment income	104	108	19	231
Net investment gains (losses)	3	22	(36)	(11)
Insurance and investment product fees and other	3	155	80	238

Total revenues	627	289	63	979

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	112	24	—	136
Interest credited	—	100	—	100
Acquisition and operating expenses, net of deferrals	370	58	97	525
Amortization of deferred acquisition costs and intangibles	85	31	9	125
Goodwill impairment	89	—	—	89
Interest expense	36	1	228	265

Total benefits and expenses	692	214	334	1,240

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(65)	75	(271)	(261)
Provision (benefit) for income taxes	3	23	(103)	(77)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(68)	52	(168)	(184)
Income (loss) from discontinued operations, net of taxes	—	—	51	51

NET INCOME (LOSS)	(68)	52	(117)	(133)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(2)	(14)	24	8
Goodwill impairment, net of taxes	86	—	—	86
(Income) loss from discontinued operations, net of taxes	—	—	(51)	(51)

NET OPERATING INCOME (LOSS)	$16	$38	$(144)	$(90)

Effective tax rate (operating income (loss))	24.0%	28.6%	38.7%	54.7%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$159	$154	$165	$478	$165	$164	$174	$179	$682
Net investment income	26	31	33	90	27	32	36	36	131
Net investment gains (losses)	1	16	6	23	3	1	1	1	6
Insurance and investment product fees and other	1	1	1	3	—	1	—	2	3

Total revenues	187	202	205	594	195	198	211	218	822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	41	39	120	38	30	41	41	150
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	106	110	110	326	113	117	126	127	483
Amortization of deferred acquisition costs and intangibles	25	26	28	79	28	27	27	31	113
Goodwill impairment	—	—	—	—	—	89	—	—	89
Interest expense	9	11	14	34	9	11	14	11	45

Total benefits and expenses	180	188	191	559	188	274	208	210	880

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	14	14	35	7	(76)	3	8	(58)
Provision (benefit) for income taxes	3	5	4	12	(2)	1	—	2	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	4	9	10	23	9	(77)	3	6	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(11)	(4)	(15)	(1)	(1)	—	(1)	(3)
Expenses related to restructuring, net of taxes	—	3	—	3	—	—	—	—	—
Goodwill impairment, net of taxes	—	—	—	—	—	86	—	—	86

NET OPERATING INCOME(1)	$4	$1	$6	$11	$8	$8	$3	$5	$24

Effective tax rate (operating income)	36.8%	67.8%	27.4%	35.2%	-46.6%	32.8%	-5.8%	23.1%	9.4%

Net Premiums Written
Northern Europe	$113	$106	$106	$325	$107	$107	$111	$104	$429
Southern Europe	71	74	78	223	72	70	87	87	316
Structured Deals(2)	37	49	28	114	32	31	40	19	122
New Markets	9	14	21	44	11	7	7	6	31

Pre-Deposit Accounting Basis(3)	230	243	233	706	222	215	245	216	898

Deposit Accounting Adjustments	76	94	80	250	72	67	85	55	279

Total(4)	$154	$149	$153	$456	$150	$148	$160	$161	$619

Loss Ratio	25%	26%	24%	25%	23%	18%	24%	23%	22%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $9 million for the three and nine months ended September 30, 2013, respectively.

(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(3)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP net premiums written.

(4)

Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $147 million and $446 million for the three and nine months ended September 30, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	3Q 2013			2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$159	$47	$206	$154	$52	$206	$165	$62	$227	$478	$161	$639
Net investment income	26	(6)	20	31	(9)	22	33	(11)	22	90	(26)	64
Net investment gains (losses)	1	—	1	16	—	16	6	—	6	23	—	23
Insurance and investment product fees and other	1	—	1	1	—	1	1	—	1	3	—	3

Total revenues	187	41	228	202	43	245	205	51	256	594	135	729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	40	22	62	41	21	62	39	33	72	120	76	196
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	106	6	112	110	13	123	110	9	119	326	28	354
Amortization of deferred acquisition costs and intangibles	25	13	38	26	11	37	28	14	42	79	38	117
Interest expense	9	—	9	11	(2)	9	14	(5)	9	34	(7)	27

Total benefits and expenses	180	41	221	188	43	231	191	51	242	559	135	694

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	—	7	14	—	14	14	—	14	35	—	35
Provision for income taxes	3	—	3	5	—	5	4	—	4	12	—	12

INCOME FROM CONTINUING OPERATIONS	4	—	4	9	—	9	10	—	10	23	—	23
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(11)	—	(11)	(4)	—	(4)	(15)	—	(15)
Expenses related to restructuring, net of taxes	—	—	—	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME(1)	$4	$—	$4	$1	$—	$1	$6	$—	$6	$11	$—	$11

Effective tax rate (operating income)	36.8%		36.8%	67.8%		67.8%	27.4%		27.4%	35.2%		35.2%

Other Metrics:
Premiums	$159	$47	$206	$154	$52	$206	$165	$62	$227	$478	$161	$639
Benefits and other changes in policy reserves	40	22	62	41	21	62	39	33	72	120	76	196
Commissions(2)	75	12	87	75	11	86	80	12	92	230	35	265

Margin before profit sharing	44	13	57	38	20	58	46	17	63	128	50	178
Profit share(2)	18	8	26	18	13	31	18	11	29	54	32	86

Underwriting profit(3)	$26	$5	$31	$20	$7	$27	$28	$6	$34	$74	$18	$92

Loss Ratio	25%		30%	26%		30%	24%		32%	25%		31%

Underwriting Margin(3)	16%		15%	13%		13%	17%		15%	15%		14%

Combined Ratio(4)	108%		103%	115%		108%	107%		103%	110%		104%
This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $2 million and $9 million for the three and nine months ended September 30, 2013, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2012			3Q 2012			2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Net investment income	27	(5)	22	32	(9)	23	36	(12)	24	36	(13)	23	131	(39)	92
Net investment gains (losses)	3	—	3	1	—	1	1	—	1	1	—	1	6	—	6
Insurance and investment product fees and other	—	—	—	1	—	1	—	—	—	2	—	2	3	—	3

Total revenues	195	45	240	198	38	236	211	44	255	218	42	260	822	169	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	12	125	117	14	131	126	15	141	127	17	144	483	58	541
Amortization of deferred acquisition costs and intangibles	28	13	41	27	11	38	27	13	40	31	14	45	113	51	164
Goodwill impairment	—	—	—	89	—	89	—	—	—	—	—	—	89	—	89
Interest expense	9	—	9	11	(2)	9	14	(4)	10	11	(4)	7	45	(10)	35

Total benefits and expenses	188	45	233	274	38	312	208	44	252	210	42	252	880	169	1,049

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	—	7	(76)	—	(76)	3	—	3	8	—	8	(58)	—	(58)
Provision (benefit) for income taxes	(2)	—	(2)	1	—	1	—	—	—	2	—	2	1	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	—	9	(77)	—	(77)	3	—	3	6	—	6	(59)	—	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	—	(1)	—	—	—	(1)	—	(1)	(3)	—	(3)
Goodwill impairment, net of taxes	—	—	—	86	—	86	—	—	—	—	—	—	86	—	86

NET OPERATING INCOME	$8	$—	$8	$8	$—	$8	$3	$—	$3	$5	$—	$5	$24	$—	$24

Effective tax rate (operating income)	-46.6%		-46.6%	32.8%		32.8%	-5.8%		-5.8%	23.1%		23.1%	9.4%		9.4%

Other Metrics:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Commissions(1)	80	9	89	79	12	91	83	13	96	85	14	99	327	48	375

Margin before profit sharing	47	21	68	55	20	75	50	23	73	53	26	79	205	90	295
Profit share(1)	20	14	34	24	15	39	27	14	41	27	17	44	98	60	158

Underwriting profit	$27	$7	$34	$31	$5	$36	$23	$9	$32	$26	$9	$35	$107	$30	$137

Loss Ratio	23%		27%	18%		21%	24%		27%	23%		23%	22%		25%

Underwriting Margin(2)	17%		16%	19%		17%	14%		14%	14%		15%	16%		15%

Combined Ratio(3)	108%		104%	160%		144%	111%		105%	111%		105%	122%		114%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$1	$4	$1	$1	$2	$1	$5
Net investment income	33	34	34	101	37	34	36	38	145
Net investment gains (losses)	(14)	(20)	(48)	(82)	2	5	(25)	42	24
Insurance and investment product fees and other	53	53	56	162	52	52	51	52	207

Total revenues	73	69	43	185	92	92	64	133	381

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	10	4	23	13	9	14	1	37
Interest credited	28	29	32	89	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	18	22	20	60	21	18	21	19	79
Amortization of deferred acquisition costs and intangibles	2	8	(13)	(3)	20	18	17	(4)	51
Interest expense	—	1	—	1	—	—	1	—	1

Total benefits and expenses	57	70	43	170	86	78	87	49	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	(1)	—	15	6	14	(23)	84	81
Provision (benefit) for income taxes	(5)	—	3	(2)	—	3	(2)	22	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	(1)	(3)	17	6	11	(21)	62	58

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	7	19	30	2	(2)	15	(27)	(12)

NET OPERATING INCOME (LOSS)	$25	$6	$16	$47	$8	$9	$(6)	$35	$46

Effective tax rate (operating income (loss))	-6.9%	40.9%	44.8%	24.4%	18.4%	19.0%	NM (1)	16.9%	27.1%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$5,983	$6,202	$6,141	$6,141	$6,261	$6,229	$6,398	$6,265	$6,265
Deposits	19	18	20	57	22	17	20	26	85
Surrenders, benefits and product charges	(186)	(183)	(173)	(542)	(184)	(184)	(168)	(174)	(710)

Net flows	(167)	(165)	(153)	(485)	(162)	(167)	(148)	(148)	(625)
Interest credited and investment performance	228	(54)	214	388	42	199	(21)	281	501

Account value, end of the period	6,044	5,983	6,202	6,044	6,141	6,261	6,229	6,398	6,141

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,601	1,674	1,662	1,662	1,715	1,703	1,819	1,766	1,766
Deposits	4	2	3	9	3	4	3	3	13
Surrenders, benefits and product charges	(67)	(80)	(81)	(228)	(84)	(72)	(81)	(89)	(326)

Net flows	(63)	(78)	(78)	(219)	(81)	(68)	(78)	(86)	(313)
Interest credited and investment performance	82	5	90	177	28	80	(38)	139	209

Account value, net of reinsurance, end of the period	1,620	1,601	1,674	1,620	1,662	1,715	1,703	1,819	1,662

Variable Life Insurance
Account value, beginning of the period	293	301	292	292	294	293	305	284	284
Deposits	2	2	2	6	2	2	2	3	9
Surrenders, benefits and product charges	(10)	(11)	(9)	(30)	(9)	(12)	(10)	(8)	(39)

Net flows	(8)	(9)	(7)	(24)	(7)	(10)	(8)	(5)	(30)
Interest credited and investment performance	17	1	16	34	5	11	(4)	26	38

Account value, end of the period	302	293	301	302	292	294	293	305	292

Total	$7,966	$7,877	$8,177	$7,966	$8,095	$8,270	$8,225	$8,522	$8,095

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of the period	$1,077	$1,970	$2,153	$2,153	$2,297	$2,221	$2,594	$2,623	$2,623
Deposits	—	—	—	—	—	84	—	—	84
Surrenders and benefits	(43)	(900)	(167)	(1,110)	(164)	(26)	(385)	(55)	(630)

Net flows	(43)	(900)	(167)	(1,110)	(164)	58	(385)	(55)	(546)
Interest credited	2	7	15	24	17	17	18	21	73
Foreign currency translation	—	—	(31)	(31)	3	1	(6)	5	3

Account value, end of the period	$1,036	$1,077	$1,970	$1,036	$2,153	$2,297	$2,221	$2,594	$2,153

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Operating Loss and Assets Under Management—Corporate and Other(1)

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	(6)	3	2	(1)	11	3	16	—	30
Net investment gains (losses)	(11)	(5)	(10)	(26)	(11)	(4)	1	(33)	(47)
Insurance and investment product fees and other	2	(1)	43	44	40	35	24	21	120

Total revenues	(15)	(3)	35	17	40	34	41	(12)	103

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	38	8	49	95	60	36	29	32	157
Amortization of deferred acquisition costs and intangibles	1	4	3	8	3	3	3	3	12
Interest expense	81	77	80	238	80	82	84	62	308

Total benefits and expenses	120	89	132	341	143	121	116	97	477

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(135)	(92)	(97)	(324)	(103)	(87)	(75)	(109)	(374)
Benefit for income taxes	(20)	(33)	(33)	(86)	(31)	(35)	(31)	(37)	(134)

LOSS FROM CONTINUING OPERATIONS	(115)	(59)	(64)	(238)	(72)	(52)	(44)	(72)	(240)
Income (loss) from discontinued operations, net of taxes(2)	2	6	(20)	(12)	6	12	27	12	57

NET LOSS	(113)	(53)	(84)	(250)	(66)	(40)	(17)	(60)	(183)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	7	4	6	17	7	3	(1)	22	31
(Income) loss from discontinued operations, net of taxes	(2)	(6)	20	12	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(108)	$(55)	$(58)	$(221)	$(65)	$(49)	$(45)	$(50)	$(209)

Effective tax rate (operating loss)	13.3%	36.7%	33.5%	25.9%	29.8%	40.0%	41.7%	34.1%	36.2%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results of the wealth management business prior to the sale on August 30, 2013 presented as discontinued operations were as follows:

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$(2)	$(1)	$(3)
Insurance and investment product fees and other	54	79	78	211	74	82	83	112	351

Total revenues	54	79	78	211	74	82	81	111	348

BENEFITS AND EXPENSES:
Acquisition and operating expenses, net of deferrals	46	66	66	178	58	62	62	90	272
Amortization of deferred acquisition costs and intangibles	1	2	1	4	1	2	1	1	5

Total benefits and expenses	47	68	67	182	59	64	63	91	277

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	7	11	11	29	15	18	18	20	71
Provision for income taxes	3	5	4	12	7	6	6	8	27
Goodwill impairment and other (gain) loss from sale, net of taxes	2	—	27	29	2	—	(15)	—	(13)

NET INCOME (LOSS)	$2	$6	$(20)	$(12)	$6	$12	$27	$12	$57

Assets under management(3)	$—	$22,619	$23,056	$—	$22,349	$22,633	$22,320	$25,684	$22,349

(3)

Assets under management for the wealth management business prior to the sale on August 30, 2013 represented third-party assets under management that were not consolidated in the company’s financial statements.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Investments Summary

(amounts in millions)

		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$35,503	49%	$34,486	48%	$36,577	48%	$37,207	48%	$37,335	48%
Private fixed maturity securities		10,277	14	10,368	14	10,572	14	10,484	13	10,306	13
Residential mortgage-backed securities(1)		5,187	7	5,282	7	5,551	7	5,532	7	5,489	7
Commercial mortgage-backed securities		2,520	4	2,533	4	2,731	4	2,947	4	2,902	4
Other asset-backed securities		2,992	4	2,655	4	2,572	3	2,583	3	2,685	3
Tax-exempt		263	—	262	—	270	—	294	—	302	—
Non-investment grade fixed maturity securities		2,344	3	2,422	3	2,809	4	3,114	4	3,195	4
Equity securities:
Common stocks and mutual funds		303	1	332	1	401	1	431	1	410	1
Preferred stocks		76	—	79	—	89	—	87	—	114	—
Commercial mortgage loans		5,858	8	5,831	8	5,866	8	5,872	8	5,861	8
Restricted commercial mortgage loans related to securitization entities		290	—	309	—	324	—	341	—	359	—
Policy loans		1,668	2	1,671	2	1,606	2	1,601	2	1,626	2
Cash, cash equivalents and short-term investments		3,767	5	3,777	5	4,104	5	3,897	5	3,854	5
Securities lending		154	—	163	—	183	—	187	—	181	—
Other invested assets:	Limited partnerships	297	1	318	1	326	1	339	—	344	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	147	—	166	—	353	—	466	1	614	1
	Other cash flow	3	—	3	—	9	—	3	—	1	—
	Fair value	1	—	1	—	4	—	43	—	48	—
	Equity index options—non-qualified	6	—	13	—	17	—	25	—	24	—
	Other non-qualified	370	1	397	1	554	1	612	1	697	1
	Trading portfolio	278	—	287	—	468	1	556	1	680	1
	Counterparty collateral	272	—	377	1	615	1	840	1	1,010	1
	Restricted other invested assets related to securitization entities	392	1	392	1	399	—	393	1	393	1
	Other	85	—	87	—	146	—	157	—	173	—

Total invested assets and cash		$73,053	100%	$72,211	100%	$76,546	100%	$78,011	100%	$78,603	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,859	35%	$15,928	36%	$17,050	36%	$17,372	36%	$17,864	37%
AA		4,776	11	4,204	10	4,664	10	4,746	10	4,709	10
A		12,674	28	12,530	28	13,133	28	13,238	28	13,311	28
BBB		10,426	23	10,044	23	10,345	22	10,567	22	10,372	21
BB		1,134	3	1,096	3	1,260	3	1,296	3	1,280	3
B		128	—	145	—	135	—	147	—	145	—
CCC and lower		130	—	182	—	257	1	397	1	456	1

Total public fixed maturity securities		$45,127	100%	$44,129	100%	$46,844	100%	$47,763	100%	$48,137	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,453	10%	$1,326	10%	$1,354	10%	$1,427	10%	$1,657	12%
AA		1,551	11	1,499	11	1,462	10	1,521	11	1,349	10
A		4,247	31	4,198	30	4,419	31	4,338	30	4,164	29
BBB		5,756	41	5,857	42	5,846	41	5,838	41	5,593	40
BB		798	6	819	6	886	6	929	6	974	7
B		63	—	83	—	154	1	194	1	187	1
CCC and lower		91	1	97	1	117	1	151	1	153	1

Total private fixed maturity securities		$13,959	100%	$13,879	100%	$14,238	100%	$14,398	100%	$14,077	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,325	9%	$5,048	9%	$5,381	9%	$5,491	9%	$5,503	9%
Tax-exempt	263	—	262	—	270	—	294	1	302	1
Foreign government	2,232	4	2,247	4	2,345	4	2,422	4	2,574	4
U.S. corporate	24,782	42	24,742	43	25,936	43	26,105	42	26,306	42
Foreign corporate	15,276	26	14,618	25	15,540	25	15,792	25	15,368	25
Residential mortgage-backed securities	5,397	9	5,590	10	5,942	10	6,081	10	6,119	10
Commercial mortgage-backed securities	2,790	5	2,814	5	3,056	5	3,333	5	3,286	5
Other asset-backed securities	3,021	5	2,687	4	2,612	4	2,643	4	2,756	4

Total fixed maturity securities	$59,086	100%	$58,008	100%	$61,082	100%	$62,161	100%	$62,214	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,344	19%	$7,167	19%	$7,746	20%	$7,820	20%	$8,063	20%
Utilities and energy	9,084	24	9,097	24	9,438	24	9,432	24	9,265	23
Consumer—non-cyclical	4,722	12	4,674	12	4,979	13	5,027	13	5,065	13
Consumer—cyclical	2,185	6	2,157	6	2,217	6	2,272	6	2,222	6
Capital goods	2,276	6	2,332	6	2,460	6	2,515	6	2,515	6
Industrial	2,592	7	2,507	7	2,546	6	2,511	6	2,434	6
Technology and communications	2,928	8	2,864	8	2,916	7	2,966	7	2,792	7
Transportation	1,593	4	1,550	4	1,581	4	1,588	4	1,566	4
Other	5,534	14	5,245	14	5,650	14	5,793	14	5,786	15

Subtotal	38,258	100%	37,593	100%	39,533	100%	39,924	100%	39,708	100%

Non-Investment Grade:
Finance and insurance	376	21%	376	21%	413	21%	454	23%	460	23%
Utilities and energy	338	19	332	19	372	19	406	21	429	22
Consumer—non-cyclical	170	9	186	11	161	8	171	9	160	8
Consumer—cyclical	107	6	107	6	119	6	110	5	95	5
Capital goods	272	15	250	14	247	13	257	13	287	14
Industrial	243	14	236	13	322	17	318	16	290	15
Technology and communications	257	14	234	13	241	12	186	9	171	9
Transportation	26	1	29	2	53	3	55	3	58	3
Other	11	1	17	1	15	1	16	1	16	1

Subtotal	1,800	100%	1,767	100%	1,943	100%	1,973	100%	1,966	100%

Total	$40,058	100%	$39,360	100%	$41,476	100%	$41,897	100%	$41,674	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,772	5%	$2,670	4%	$2,731	4%	$2,634	4%	$3,097	5%
Due after one year through five years	10,563	18	10,313	18	10,997	18	11,139	18	11,162	18
Due after five years through ten years	12,570	21	11,880	20	12,243	20	12,266	20	12,009	19
Due after ten years	21,973	37	22,054	38	23,501	39	24,065	39	23,785	38

Subtotal	47,878	81	46,917	80	49,472	81	50,104	81	50,053	80
Mortgage and asset-backed securities	11,208	19	11,091	20	11,610	19	12,057	19	12,161	20

Total fixed maturity securities	$59,086	100%	$58,008	100%	$61,082	100%	$62,161	100%	$62,214	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,624	28%	$1,621	28%	$1,582	27%	$1,553	26%	$1,526	26%
South Atlantic	1,558	26	1,515	26	1,549	26	1,587	27	1,619	27
Middle Atlantic	792	13	780	13	750	13	739	13	710	12
Mountain	462	8	466	8	458	8	463	8	442	7
East North Central	384	7	389	7	451	8	468	8	513	9
West North Central	366	6	368	6	374	6	353	6	339	6
New England	327	6	340	6	341	6	343	6	342	6
West South Central	237	4	247	4	259	4	265	4	260	4
East South Central	143	2	142	2	140	2	141	2	152	3

Subtotal	5,893	100%	5,868	100%	5,904	100%	5,912	100%	5,903	100%

Allowance for losses	(36)		(38)		(40)		(42)		(44)
Unamortized fees and costs	1		1		2		2		2

Total	$5,858		$5,831		$5,866		$5,872		$5,861

Property Type
Retail	$2,005	34%	$2,000	34%	$1,953	33%	$1,895	32%	$1,882	32%
Office	1,610	27	1,585	27	1,595	27	1,580	27	1,533	26
Industrial	1,571	27	1,565	27	1,584	27	1,603	27	1,633	27
Apartments	473	8	490	8	542	9	552	9	578	10
Mixed use/other	234	4	228	4	230	4	282	5	277	5

Subtotal	5,893	100%	5,868	100%	5,904	100%	5,912	100%	5,903	100%

Allowance for losses	(36)		(38)		(40)		(42)		(44)
Unamortized fees and costs	1		1		2		2		2

Total	$5,858		$5,831		$5,866		$5,872		$5,861

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$38		$40		$42		$44		$46
Provision	—		—		—		—		1
Release	(2)		(2)		(2)		(2)		(3)

Ending balance	$36		$38		$40		$42		$44

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,393	41%	$2,384	41%	$2,425	41%	$2,458	42%	$2,722	46%
$5 million but less than $10 million	1,594	27	1,594	27	1,573	27	1,508	25	1,521	26
$10 million but less than $20 million	1,315	22	1,321	23	1,255	21	1,162	20	1,058	18
$20 million but less than $30 million	227	4	204	3	205	3	267	4	198	3
$30 million and over	364	6	365	6	446	8	517	9	404	7

Total	$5,893	100%	$5,868	100%	$5,904	100%	$5,912	100%	$5,903	100%

Commercial Mortgage Loan Information by Vintage as of September 30, 2013

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,000	517	$2	42%	$—	—	$—
2005	1,056	262	$4	55%	—	—	$—
2006	987	247	$4	63%	30	6	$5
2007	886	158	$6	70%	—	—	$—
2008	254	55	$5	69%	9	2	$4
2009	—	—	$—	—%	—	—	$—
2010	95	17	$6	54%	—	—	$—
2011	275	54	$5	58%	—	—	$—
2012	677	97	$7	64%	—	—	$—
2013	663	99	$7	67%	—	—	$—

Total	$5,893	1,506	$4	59%	$39	8	$5

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of September 30, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$651	$672	$656	$1,979	$678	$659	$669	$660	$2,666
Fixed maturity securities—non-taxable	3	2	2	7	2	2	3	4	11
Commercial mortgage loans	81	81	82	244	84	87	85	84	340
Restricted commercial mortgage loans related to securitization entities	8	7	7	22	8	8	7	9	32
Equity securities	3	6	4	13	5	4	6	4	19
Other invested assets	33	33	46	112	37	46	36	43	162
Limited partnerships	8	6	2	16	12	2	20	10	44
Restricted other invested assets related to securitization entities	—	—	—	—	1	—	—	—	1
Policy loans	33	32	32	97	30	31	31	31	123
Cash, cash equivalents and short-term investments	4	5	7	16	7	8	10	10	35

Gross investment income before expenses and fees	824	844	838	2,506	864	847	867	855	3,433
Expenses and fees	(23)	(23)	(24)	(70)	(24)	(22)	(21)	(23)	(90)

Net investment income	$801	$821	$814	$2,436	$840	$825	$846	$832	$3,343

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.9%	4.7%	4.8%	4.9%	4.8%	4.9%	4.9%	4.8%
Fixed maturity securities—non-taxable	4.2%	2.9%	2.7%	3.2%	2.5%	2.4%	3.3%	3.4%	2.9%
Commercial mortgage loans	5.5%	5.5%	5.6%	5.6%	5.7%	5.9%	5.7%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	10.5%	8.6%	8.4%	9.3%	9.1%	8.6%	7.6%	9.0%	8.5%
Equity securities	3.2%	5.7%	3.4%	4.1%	4.1%	3.5%	5.7%	4.1%	4.4%
Other invested assets	42.1%	29.4%	28.3%	31.0%	18.6%	20.0%	14.0%	15.8%	17.1%
Limited partnerships(1)	10.4%	7.5%	2.4%	6.7%	14.0%	2.3%	22.6%	11.5%	12.7%
Restricted other invested assets related to securitization entities	—%	—%	—%	—%	1.1%	0.2%	0.1%	—%	0.3%
Policy loans	7.9%	7.8%	8.0%	7.9%	7.4%	7.6%	7.8%	8.0%	7.7%
Cash, cash equivalents and short-term investments	0.4%	0.5%	0.7%	0.5%	0.7%	0.8%	0.9%	0.8%	0.8%

Gross investment income before expenses and fees	4.8%	4.9%	4.8%	4.8%	4.9%	4.9%	5.0%	4.9%	4.9%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%

Net investment income	4.7%	4.8%	4.7%	4.7%	4.8%	4.7%	4.9%	4.8%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 73 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail(1)

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$1	$22	$4	$27	$9	$5	$(1)	$8	$21
U.S. government, agencies and government-sponsored enterprises	2	1	—	3	1	2	2	2	7
Foreign corporate	—	8	1	9	3	1	1	1	6
Foreign government	(2)	8	4	10	3	2	2	1	8
Tax-exempt	—	—	(2)	(2)	—	(1)	1	(1)	(1)
Mortgage-backed securities	(9)	(15)	(20)	(44)	(5)	(1)	(2)	(2)	(10)
Asset-backed securities	(5)	(11)	(8)	(24)	(14)	(1)	—	1	(14)
Equity securities	6	8	3	17	—	3	—	—	3

Total net realized gains (losses) on available-for-sale securities	(7)	21	(18)	(4)	(3)	10	3	10	20

Impairments:
Sub-prime residential mortgage-backed securities	(1)	—	(2)	(3)	(6)	(8)	(2)	(2)	(18)
Alt-A residential mortgage-backed securities	—	—	—	—	(1)	(4)	(7)	(3)	(15)

Total sub-prime and Alt-A residential mortgage-backed securities	(1)	—	(2)	(3)	(7)	(12)	(9)	(5)	(33)

Prime residential mortgage-backed securities	—	—	—	—	—	(1)	(3)	—	(4)
Other mortgage-backed securities	—	—	—	—	(1)	(1)	(1)	(1)	(4)
Commercial mortgage-backed securities	(1)	(2)	(1)	(4)	(3)	(3)	(3)	(3)	(12)
Corporate fixed maturity securities	—	—	(4)	(4)	(3)	—	(10)	—	(13)
Limited partnerships	—	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans	(1)	(2)	—	(3)	—	(2)	—	(1)	(3)

Total impairments	(3)	(4)	(7)	(14)	(14)	(19)	(27)	(10)	(70)

Net unrealized gains (losses) on trading securities	(5)	(11)	6	(10)	—	9	22	(17)	14
Derivative instruments	(12)	(2)	(27)	(41)	6	(2)	(18)	17	3
Limited partnerships	(2)	—	—	(2)	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	2	1	1	4	(2)	1	1	2	2
Contingent purchase price valuation change	—	(1)	1	—	1	(6)	1	—	(4)
Net gains (losses) related to securitization entities	13	9	6	28	21	12	(3)	22	52
Other	—	—	(1)	(1)	—	—	—	—	—

Net investment gains (losses), net of taxes	(14)	13	(39)	(40)	9	5	(21)	24	17
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	4	5	12	21	(7)	(6)	3	(5)	(15)
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(3)	(3)	(1)	(7)	—	(1)	—	(2)	(3)

Net investment gains (losses), net of taxes and other adjustments	$(13)	$15	$(28)	$(26)	$2	$(2)	$(18)	$17	$(1)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$520	$447	$382	$325	$298
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,412	$11,302	$11,200	$11,115	$11,022
GAAP Basis ROE (1)/(2)	4.6%	4.0%	3.4%	2.9%	2.7%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$563	$555	$489	$355	$305
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,412	$11,302	$11,200	$11,115	$11,022
Operating ROE (1)/(2)	4.9%	4.9%	4.4%	3.2%	2.8%

Quarterly Average ROE	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$108	$141	$103	$168	$35
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,606	$11,473	$11,345	$11,225	$11,138
Annualized GAAP Quarterly Basis ROE (3)/(4)	3.7%	4.9%	3.6%	6.0%	1.3%

Operating ROE
Net operating income (loss) for the period ended(3)	$119	$133	$151	$160	$111
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,606	$11,473	$11,345	$11,225	$11,138
Annualized Operating Quarterly Basis ROE (3)/(4)	4.1%	4.6%	5.3%	5.7%	4.0%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Reconciliation of Expense Ratio

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$407	$413	$433	$1,253	$272	$443	$439	$440	$1,594
Total revenues(2)	$2,317	$2,371	$2,303	$6,991	$2,467	$2,456	$2,402	$2,315	$9,640

Expense ratio (1)/(2)	17.6%	17.4%	18.8%	17.9%	11.0%	18.0%	18.3%	19.0%	16.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$407	$413	$433	$1,253	$272	$443	$439	$440	$1,594
Less lifestyle protection insurance business	106	110	110	326	113	117	126	127	483

Adjusted acquisition and operating expenses, net of deferrals(3)	$301	$303	$323	$927	$159	$326	$313	$313	$1,111

Total revenues	$2,317	$2,371	$2,303	$6,991	$2,467	$2,456	$2,402	$2,315	$9,640
Less lifestyle protection insurance business	187	202	205	594	195	198	211	218	822
Less net investment gains (losses)	(24)	5	(67)	(86)	11	8	(34)	36	21

Adjusted total revenues(4)	$2,154	$2,164	$2,165	$6,483	$2,261	$2,250	$2,225	$2,061	$8,797

Adjusted expense ratio (3)/(4)	14.0%	14.0%	14.9%	14.3%	7.0%	14.5%	14.1%	15.2%	12.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance business. The lifestyle protection insurance business is excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Reconciliation of Core Premiums

(amounts in millions)

	2013				2012
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,291	$1,286	$1,261	$3,838	$1,320	$1,313	$1,302	$1,106	$5,041
Less U.S. Life Insurance—fixed annuities premiums	21	15	13	49	30	26	15	33	104
Less impact of changes in foreign exchange rates	(6)	(5)	6	(5)	(2)	(34)	(23)	(3)	(62)

Core premiums	$1,276	$1,276	$1,242	$3,794	$1,292	$1,321	$1,310	$1,076	$4,999

Reported premium percentage change from prior year	-1.7%	-1.2%	14.0%	3.1%	-2.2%	-10.0%	-9.9%	-22.9%	-11.4%
Core premium percentage change from prior year	-3.4%	-2.6%	15.4%	2.3%	-1.4%	-4.5%	-5.1%	-23.4%	-8.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Reconciliation of Core Yield

		2013				2012
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$73.1	$72.2	$76.5	$73.1	$78.0	$78.6	$76.8	$74.5	$78.0
	Subtract:
	Securities lending	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.1	0.2
	Unrealized gains (losses)	3.3	3.7	6.7	3.3	7.2	7.3	6.4	4.1	7.2
	Derivative counterparty collateral	0.3	0.4	0.6	0.3	0.8	1.0	1.2	0.6	0.8

	Adjusted end of period invested assets and cash	$69.3	$67.9	$69.0	$69.3	$69.8	$70.1	$69.0	$69.7	$69.8

(A)	Average Invested Assets And Cash Used in Reported Yield Calculation	$68.6	$68.5	$69.4	$68.8	$70.0	$69.6	$69.4	$69.8	$69.7
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.3	0.2	0.3	0.3	0.3	0.4	0.3	0.4	0.4

(B)	Average Invested Assets And Cash Used in Core Yield Calculation	68.3	68.3	69.1	68.5	69.7	69.2	69.1	69.4	69.3
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	4.6	5.2	5.7	5.2	6.2	6.6	6.8	7.5	6.8

(C)	Average Invested Assets And Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$63.7	$63.1	$63.4	$63.3	$63.5	$62.6	$62.3	$61.9	$62.5

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$801	$821	$814	$2,436	$840	$825	$846	$832	$3,343
	Subtract:
	Bond calls and commercial mortgage loan prepayments	15	14	10	39	13	14	4	5	36
	Reinsurance(2)	17	21	22	60	16	19	24	22	81
	Other non-core items(3)	4	19	2	25	13	3	8	4	28
	Restricted commercial mortgage loans and other invested assets related to securitization entities	4	4	4	12	5	6	5	5	21

(E)	Core Net Investment Income	761	763	776	2,300	793	783	805	796	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	24	25	25	74	31	29	30	33	123

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$737	$738	$751	$2,226	$762	$754	$775	$763	$3,054

(D) / (A)	Reported Yield	4.67%	4.79%	4.69%	4.72%	4.80%	4.74%	4.88%	4.77%	4.80%
(E) / (B)	Core Yield	4.46%	4.47%	4.49%	4.47%	4.55%	4.53%	4.66%	4.59%	4.58%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.63%	4.68%	4.74%	4.68%	4.80%	4.82%	4.98%	4.93%	4.88%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba2
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	Not rated	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “B” ratings are the fourth-, seventh-, tenth- and fifteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba2” ratings are the seventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com